                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                            811-4997

Exact name of registrant as specified in charter:              Delaware Group Equity Funds V

Address of principal executive offices:                        2005 Market Street
                                                               Philadelphia, PA 19103

Name and address of agent for service:                         Richelle S. Maestro, Esq.
                                                               2005 Market Street
                                                               Philadelphia, PA 19103

Registrant's telephone number, including area code:            (800) 523-1918

Date of fiscal year end:                                       November 30

Date of reporting period:                                      November 30, 2004


Item 1.  Reports to Stockholders



                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


ANNUAL REPORT 2004                                             NOVEMBER 30, 2004
--------------------------------------------------------------------------------
DELAWARE SMALL CAP CORE FUND
(FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)



PORTFOLIO MANAGEMENT REVIEW

Q: PLEASE DISCUSS THE FUND'S PERFORMANCE IN RELATION TO THE SMALL-CAP MARKET DURING THE FISCAL YEAR.
A: Value-oriented companies and small caps in particular performed well during the past year as investors sought undervalued companies with strong balance sheets. The Small Cap Core Fund returned +20.62% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended November 30, 2004. The Portfolio's benchmark index - the Russell 2000 Index - rose +17.26% for the same period, while its peer group, the Lipper Small Cap Value Funds average, gained +21.81%.

Uncertainties in the geopolitical and economic arenas during the past year prompted a shift in favor from growth-oriented investments to value-orientated stocks. During the period, we witnessed increased violence in Iraq, a series of serious hurricanes that hit the southeastern U.S., and several Federal Reserve interest rate increases.

Throughout the period, the theme of economic sensitivity prevailed. Investors watched closely for clues to how wide ranging the economic expansion would become. Healthy increases in GDP gave a strong indication of economic growth by mid-year, with a 3.3% increase in the second quarter and a 3.9% boost in the third quarter of 2004. As the economic expansion began to gain momentum and housing continued to boom, manufacturers prospered - particularly producers of steel, copper, plastics, and other durable goods.

Q: CAN YOU DESCRIBE YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?
A: During the period, Delaware Small Cap Core Fund underwent a change in investment strategy. For the majority of the fiscal year - up until October 31, 2004 - the Fund followed the traditional strategy of the Small Cap Contrarian Fund. That is, the Fund invested in stocks of small companies whose stock prices appeared low relative to their underlying value or future potential.

On November 1, however, the Fund name, strategy, and portfolio management team was changed. The Small Cap Core Fund, now managed by Christopher Adams, Francis Morris, Michael Morris, and Don Padilla, evaluates small-cap stocks based on both growth and value characteristics. We employ a bottom-up security selection process that utilizes quantitative screens, fundamental research, and risk control. We strive to identify stocks of small companies that we believe offer above-average opportunities for long-term price appreciation based on (1) attractive valuations, (2) growth prospects and (3) strong cash flow. In November, we repositioned the Fund to meet our investment strategy and, as a result, many positions were sold while many new holdings were added to the portfolio.

Q: WHICH HOLDINGS CONTRIBUTED POSITIVELY TO PERFORMANCE?
A: Energy stocks were strong performers during the year, which was a direct result of the dramatic rise in crude oil prices. Oil reached the record-breaking price of $55.17 per barrel on October 22 (source: Bloomberg). Our holdings in oil companies like Whiting Petroleum, which specializes in oil and natural gas exploration and production, helped boost the Fund's return. This company was sold at a profit during the year.

As construction activity increased during the past year, commodity prices rose. Texas Industries, which produces steel and cement/concrete products for the construction and manufacturing industries, was in a strong position to capitalize on this trend. We also sold this company during the year.

Investments in residential and commercial real estate remained strong during the year, enabling real estate investment trusts (REITs) to continue an expansionary trend. We sold Reckson Associates, which specializes in office and industrial real estate in Manhattan and its surrounding counties, at a profit during the year.

Q: WHICH HOLDINGS DETRACTED FROM PERFORMANCE?
A: Technology companies, which were the big winners from last year, offered disappointing results during fiscal 2004. Technology stock prices fell as consumer and corporate spending waned in this arena. We saw negative performance from International Rectifier, a supplier of power semiconductors, and QAD Inc., a business software developer and supplier. We sold our positions in each of these companies during the period.

Within the transportation industry, airlines continued to struggle as a result of both pricing pressures from smaller low-cost carriers and increasing costs, particularly from the dramatic increase in the cost of oil. Continental Airlines, which we sold during the period, offered disappointing results.

Performance by retail athletic clothier Sports Authority detracted from performance during the period. The company recently merged with Gart Sports, which sells sports gear and equipment. We sold our holdings during the period.

Another poor performer for the period was generic pharmaceutical producer Par Pharmaceuticals, which has recently faced increasing competition among drug manufacturers. We sold our position in Par Pharmaceuticals earlier in the year as we identified positive pricing opportunities.

DELAWARE SMALL CAP CORE FUND
(FORMERLY DELAWARE SMALL CAP CONTRARIAN FUND)

FUND BASICS
As of November 30, 2004

FUND OBJECTIVE:
The Fund seeks long-term capital appreciation.

TOTAL FUND NET ASSETS:
$4.79 million

NUMBER OF HOLDINGS:
276

FUND START DATE
December 29, 1998

YOUR FUND MANAGER:
Christopher Adams
Francis Morris
Michael Morris
Don Padilla

PERFORMANCE SUMMARY+
AVERAGE ANNUAL TOTAL RETURNS
Through November 30, 2004

                                                     LIFETIME         FIVE YEARS       ONE YEAR
DELAWARE SMALL CAP CORE FUND
-------------------------------------------------------------------------------------------------
Class A (Est. 12/29/98)
    Excluding Sales Charge                           +15.78%           +17.79%          +20.62%
    Including Sales Charge                           +14.63%           +16.41%          +14.63%

Institutional Class (Est. 12/29/98)                  +15.78%           +17.79%          +20.62%
Lipper Small-Cap Value Funds Average                 +13.60%*          +12.00%          +21.81%
Russell 2000 Index                                   + 8.52%*          + 6.82%          +17.26%
-------------------------------------------------------------------------------------------------

The results shown above assume reinvestment of all distributions. Class A returns, including sales charges, reflect a maximum up-front sales charge of 5.75%. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. Class B and C shares were not offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper Small Cap Value Funds Average represents the average return of small cap value mutual funds tracked by Lipper (source: Lipper Inc.). The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Small Cap Core Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This report is for the information of Delaware Small Cap Core Fund shareholders. The current prospectuses for the Fund set forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

+Please see the following page for a line graph of the Fund's performance since inception.
*Assumes start date of December 31, 1998.

Delaware Small Cap Core Fund
-----------------------------
(Formerly Delaware Small Cap Contrarian Fund)

Performance of a $10,000 Investment
December 29, 1998 (Fund's inception) to November 30, 2004
____________ DELAWARE SMALL CAP CORE FUND - CLASS A SHARES
------------ RUSSELL 2000 INDEX

[GRAPHIC OMITTED]
                      Small Cap Core     Russell 2000
Dec. '98                  $9,425           $10,000
Nov. '99                  $9,902           $10,893
Nov. '00                 $10,947           $10,829
Nov. '01                 $13,620           $11,351
Nov. '02                 $13,767           $10,147
Nov. '03                 $18,608           $13,829
Nov. '04                 $22,445           $16,216


Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 2000 Index at that month's end, December 31, 1998. After December 31, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

DISCLOSURE
     OF FUND EXPENSES

As a shareholder of a fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; end exchange fees; and (2) ongoing costs, including management fees; distribution, and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

DELAWARE SMALL CAP CORE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                    Beginning        Ending            Annualized       Expense
                                    Account          Account           Expense          Paid During
                                    Value            Value             Ratio            Period
                                    6/1/04                             11/30/04         6/1/04 to
                                                                                        11/30/04
-----------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                            $1,000.00        $1,152.30            0.75%            $4.04
Institutional Class                 1,000.00         1,152.30            0.75%             4.04
-----------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN
(5% RETURN BEFORE EXPENSES)
Class A                            $1,000.00        $1,021.25            0.75%            $3.79
Institutional Class                 1,000.00         1,021.25            0.75%             3.79
-----------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SECTOR ALLOCATION

NOVEMBER 30, 2004

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                               PERCENTAGE
SECTOR                                                        OF NET ASSETS
--------------------------------------------------------------------------
COMMON STOCK                                                       99.26%
--------------------------------------------------------------------------
Basic Material                                                      6.90%

Business Services                                                   4.82%

Capital Goods                                                       8.50%

Consumer Discretionary                                              5.31%

Consumer Services                                                   2.75%

Consumer Staples                                                    2.55%

Credit Cyclicals                                                    4.00%

Energy                                                              5.07%

Finance                                                            16.65%

Healthcare                                                         13.26%

Media                                                               2.44%

REITs                                                               4.95%

Technology                                                         17.80%

Transportation                                                      1.90%

Utilities                                                           2.36%
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                               0.71%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                                   99.97%
--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                     0.03%
--------------------------------------------------------------------------
TOTAL NET ASSETS                                                  100.00%
--------------------------------------------------------------------------

STATEMENT OF NET ASSETS

DELAWARE SMALL CAP CORE FUND

November 30, 2004
                                                   NUMBER OF             MARKET
                                                      SHARES              VALUE
COMMON STOCK- 99.26%
Basic Materials - 6.90%
 Aceto                                                 1,000           $ 17,000
+AK Steel Holding                                      2,100             27,111
 Ameron International                                    300             11,394
+Century Aluminum                                        600             15,372
 Crompton                                              2,500             28,025
 Cytec Industries                                        400             19,444
 Ferro                                                   600             13,728
+FMC                                                     600             29,730
 Lubrizol                                                600             20,730
+Maverick Tube                                           300              9,510
+Mosaic                                                1,000             17,380
+NewMarket                                               500              9,595
 Octel                                                   400              8,824
+PolyOne                                               3,100             28,613
+USG                                                     900             29,448
 Wausau-Mosinee Paper                                  1,400             25,130
 Worthington Industries                                  900             19,359
                                                                       --------
                                                                        330,393
                                                                       --------
Business Services - 4.82%
+Administaff                                           1,400             20,860
+Clark Inc                                               800             13,320
 Gevity HR                                               600             10,626
 Harland (John H.)                                       500             17,655
 Healthcare Services Group                               800             16,592
+ITT Educational Services                                200              9,546
+Labor Ready                                           1,500             23,820
 Mcgrath Rentcorp                                        400             16,904
+NCO Group                                               700             17,577
+Sourcecorp                                              700             11,641
 Unifirst                                                500             13,820
+United Stationers                                       500             23,940
+Universal Technical Institute                           300              9,990
+West                                                    700             24,248
                                                                       --------
                                                                        230,539
                                                                       --------
Capital Goods - 8.50%
 Acuity Brands                                           900             26,487
+AGCO                                                  1,200             26,148
 Applied Industrial Technologies                         300             12,495
 Barnes Group                                            500             13,090
 Briggs & Stratton                                       400             15,688
+Flowserve                                               500             12,610
+Genlyte Group                                           400             32,068
+Griffon                                                 500             12,540
 Hughes Supply                                           400             13,152
+Kadant                                                  500             10,125
 Lawson Products                                         500             24,425
 Lincoln Electric Holdings                               500             17,945
 NN                                                    1,100             14,014
+Orbital Sciences                                      1,700             22,100
 Oshkosh Truck                                           300             18,846
+Rofin-Sinar Technologies                                400             15,600

STATEMENT OF NET ASSETS (CONTINUED)                NUMBER OF             MARKET
                                                      SHARES              VALUE

COMMON STOCK (CONTINUED)
Capital Goods (continued)
+Technitrol                                              600           $ 10,350
 Tecumseh Products Class A                               300             13,737
+Terex                                                   700             32,088
 Toro                                                    300             21,750
 Watsco                                                  700             23,149
 York International                                      500             18,435
                                                                       --------
                                                                        406,842
                                                                       --------
Consumer Discretionary - 5.31%
+Aeropostale                                             800             22,800
+AnnTaylor Stores                                        800             17,552
+Brookstone                                              900             16,470
+Conn's                                                1,100             19,503
+CSK Auto                                                700             10,738
+Electronics Boutique Holdings                           500             19,475
 Finish Line Class A                                   1,400             25,760
 Goody's Family Clothing                               1,300             12,662
+Insight Enterprises                                     700             14,161
 Kellwood                                                400             13,924
+Pacific Sunwear Of California                           900             19,989
+Party City                                              900             11,511
 Stride Rite                                           1,300             14,313
+Warnaco Group Class A                                 1,000             19,870
+Yankee Candle                                           500             15,230
                                                                       --------
                                                                        253,958
                                                                       --------
Consumer Services - 2.75%
+Argosy Gaming                                           500             23,280
+CKE Restaurants                                       1,400             17,514
+ExpressJet Holdings                                   1,500             17,490
 Ihop                                                    600             25,422
 Lone Star Steakhouse & Saloon                           600             16,194
+Papa John's International                               300             10,671
+Penn National Gaming                                    400             21,108
                                                                       --------
                                                                        131,679
                                                                       --------
Consumer Staples - 2.55%
 Chiquita Brands International                           600             11,868
 Lancaster Colony                                        300             13,104
 Longs Drug Stores                                       400             10,680
 Nu Skin Enterprises Class A                             800             17,984
 PepsiAmericas                                           400              8,444
 Ralcorp Holdings                                        400             16,480
 Ruddick                                                 900             19,629
 Sanderson Farms                                         400             14,900
+Smart & Final                                           600              8,688
                                                                       --------
                                                                        121,777
                                                                       --------
Credit Cyclicals - 4.00%
 ArvinMeritor                                            700             15,365
 Beazer Homes USA                                        200             24,800
+Jacuzzi Brands                                        2,300             21,482
 M/I Homes                                               400             18,084
+Meritage                                                300             28,080
 Monaco Coach Corp                                     1,000             19,900
 Standard-Pacific                                        300             16,803
 Thor Industries                                         700             23,380
+Washington Group International                          600             23,400
                                                                       --------
                                                                        191,294
                                                                       --------

                                                   NUMBER OF             MARKET
                                                      SHARES              VALUE
COMMON STOCK (CONTINUED)
Energy - 5.07%
 Chesapeake                                              500           $ 13,495
+Forest Oil                                              800             27,224
 Holly                                                   800             22,536
 Magellan Midstream Partners                             200             11,644
+Magnum Hunter Resources                               1,500             20,100
+Oceaneering International                               600             23,040
+Offshore Logistics                                      600             22,740
+Oil States International Inc                            800             16,296
+Stone Energy                                            300             14,394
+Universal Compression Holdings                          300             11,190
+Veritas Dgc                                             900             21,060
+W-H Energy Services                                     800             18,288
 World Fuel Services                                     500             20,600
                                                                       --------
                                                                        242,607
                                                                       --------
Finance - 16.65%
+Affiliated Managers Group                               500             31,690
 American Home Mortgage Investment                       700             22,918
 AmerUs Group                                            500             21,785
 Bancfirst                                               300             21,297
 City Holding                                            300             11,076
+CompuCredit                                           1,100             26,367
 Corus Bankshares                                        500             24,335
 Delphi Financial Group Class A                          500             23,230
 Dime Community Bancshares                             1,000             18,350
 FBL Financial Group Class A                             700             19,894
+Financial Federal                                       600             23,076
 First Bancorp Puerto Rico                               500             32,060
 First Place Financial Ohio                              900             20,250
+FirstFed Financial                                      300             15,786
 Flagstar Bancorp                                        800             17,432
 Frontier Financial                                      500             19,930
 Greater Bay Bancorp                                     700             20,335
 Independent Bank Corp - Michigan                        500             15,050
 International Bancshares                                400             15,820
 Irwin Financial                                         500             13,305
 Kansas City Life Insurance                              300             14,832
 MainSource Financial Group                              800             19,680
 Merchants Bancshares                                    500             14,850
+Metris                                                1,600             18,528
 MFA Mortgage Investments                              1,500             13,710
+Molina Healthcare                                       400             17,380
 Netbank                                               1,200             12,324
 Penn-America Group                                    1,000             14,810
 PFF Bancorp                                             500             22,600
+Piper Jaffray                                           500             23,005
 Presidential Life                                       800             13,368
 Provident Bankshares                                    600             22,044
 Republic Bancorp                                      1,980             30,769
 RLI                                                     600             24,990
+Sierra Health Services                                  500             27,815
 TierOne                                               1,000             24,810
+Triad Guaranty                                          200             12,000
 Trustmark                                               700             21,560
 Vesta Insurance Group                                 2,700             10,152
 West Coast Bancorp Oregon                               900             23,679
                                                                       --------
                                                                        796,892
                                                                       --------

                                                   NUMBER OF             MARKET
                                                      SHARES              VALUE
COMMON STOCK (CONTINUED)
Healthcare - 13.26%
+Abgenix                                                 600           $  6,090
+Adolor Corporation                                    1,100             15,213
+Advanced Medical Optics                                 500             20,790
+Albany Molecular Research                               800              8,576
+Alkermes                                                800             11,032
 Alpharma Class A                                        900             14,949
+American Healthways                                     600             20,010
+Applera Corp-Celera Genomics                          1,000             14,080
+Apria Healthcare Group                                  600             18,402
 Arrow International                                     600             18,144
+Bio-Rad Laboratories Class A                            300             17,010
+Bradley Pharmaceuticals                                 500              8,850
+Candela                                               1,100             10,758
 Cooper                                                  300             20,859
+CuraGen                                               2,100             12,663
+Digene                                                  200              4,837
+Enzo Biochem                                            600             11,550
+First Horizon Pharmaceutical                          1,100             21,516
+Gen-Probe                                               400             15,960
+Geron                                                   800              5,560
+Immunogen                                             2,200             17,204
+Inamed                                                  200             10,730
+Kos Pharmaceuticals                                     400             17,028
+LifePoint Hospitals                                     500             18,390
+Ligand Pharmaceuticals Class B                          700              7,840
+Medarex                                               1,300             14,170
 Mentor/Minn                                             500             15,430
+Noven Pharmaceuticals                                   600             10,968
 Owens & Minor                                           700             19,425
 PolyMedica                                              500             17,775
+Priority Healthcare Class B                             800             16,720
+Res-Care                                              1,800             27,000
 Select Medical                                          700             12,215
+Serologicals                                            600             14,004
+Stewart Enterprises                                   1,300              9,646
+Sybron Dental Specialties                               700             24,038
+Techne                                                  400             14,860
+Telik                                                   600             11,466
+United Therapeutics                                     700             30,807
 Vital Signs                                             300             11,223
 West Pharmaceutical Services                          1,000             23,380
+Wright Medical Group                                    500             13,225
                                                                       --------
                                                                        634,393
                                                                       --------
Media - 2.44%
+Emmis Broadcasting Class A                              800             14,792
+infoUSA                                               1,500             16,515
 Journal Communications Class A                        1,000             17,540
+Lin TV Class A                                          900             16,218
 Media General Class A                                   200             12,440
+Mediacom Communications                               2,600             13,572
+Scholastic                                              500             16,470
 Sinclair Broadcasting Group                           1,300              9,373
                                                                       --------
                                                                        116,920
                                                                       --------
REITs - 4.95%
 Brandywine Realty Trust                                 600             17,070
 Equity Inns                                           1,800             18,576
 First Industrial Realty                                 500             19,900
 Glimcher Realty Trust                                   700             18,865
 Home Properties                                         400             16,472
 HRPT Properties Trust                                 1,200             14,508
 Maguire Properties                                      600             15,786
 National Health Investors                               800             23,160

                                                   NUMBER OF             MARKET
                                                      SHARES              VALUE
COMMON STOCK (CONTINUED)
REITs (continued)
 Nationwide Health Properties                            900           $ 20,610
 Prentiss Properties Trust                               600             22,434
 Senior Housing Properties Trust                         800             15,744
 Shurgard Storage Centers Class A                        400             16,552
 SL Green Realty                                         300             17,289
                                                                       --------
                                                                        236,966
                                                                       --------
Technology - 17.80%
+AMIS Holdings                                         1,200             18,192
+Artesyn Technologies                                  1,600             15,232
+Ask Jeeves                                              400             10,336
+Aspect Communications                                 1,200             13,020
+Aspen Technology                                      3,200             18,464
+Avid Technology                                         300             17,121
+Axcelis Technologies                                  1,100              8,030
+Benchmark Electronics                                   300             10,515
+CACI International                                      400             24,852
+Cymer                                                   500             15,210
+Digital River                                           500             20,960
+Digitas                                               1,400             11,494
+Dionex                                                  400             22,956
+Ditech Communications                                   400              6,304
+DSP Group                                               400              8,872
+Dycom Industries                                        600             17,484
+Earthlink                                             2,000             21,680
+Electronics for Imaging                                 600             10,038
+EMS Technologies                                        400              6,276
 FactSet Research Systems                                400             20,660
+FileNet                                                 600             16,086
+Internet Security Systems                               900             21,789
+iPayment                                                400             15,376
+j2 Global Communications                                500             17,425
+Keane                                                   500              7,750
+Kemet                                                 1,200             10,632
+Kulicke & Soffa Industries                            1,900             14,212
+Macrovision                                             500             13,275
+Mercury Computer Systems                                600             18,900
+Micrel                                                1,000             10,680
+Microsemi Corp                                        1,200             21,360
+MTC Technologies                                        500             15,370
+Netgear                                               1,000             16,400
+Omnivision Technologies                                 600             10,704
+Photronics                                            1,100             20,724
+Pixelworks                                              900             10,125
 Plantronics                                             400             16,476
+Progress Software                                       900             20,430
+Quality Systems                                         200             12,282
+Radisys                                                 700              9,863
+Red Hat                                               1,400             20,272
+RF Micro Devices                                      1,500             10,440
+RSA Security                                            700             14,805
+Sigmatel                                                800             28,624
+Silicon Image                                         1,500             25,200
+Skyworks Solutions                                    2,100             20,853
+Stoneridge                                              600              9,126
+Synaptics                                               600             23,040
+Take-Two Interactive Software                           700             24,465
+United Online                                           900              9,603
+Universal Electronics                                   800             14,600
+Varian Semiconductor Equipment Associates               400             14,208
+Viasat                                                  500             10,435
+WebEx Communications                                    800             18,992
+Wind River Systems                                      800              9,680
                                                                       --------
                                                                        851,898
                                                                       --------

                                                   NUMBER OF             MARKET
                                                      SHARES              VALUE
COMMON STOCK (CONTINUED)
Transportation - 1.90%
 Arkansas Best                                           400         $   17,248
+HUB Group                                               500             21,750
 Overnite                                                800             28,272
+Pacer International                                   1,200             23,472
                                                                     ----------
                                                                         90,742
                                                                     ----------
Utilities - 2.36%
 Black Hills                                             500             15,355
 Cascade Natural Gas                                     500             10,690
 Cleco                                                   700             13,860
 Great Plains Energy                                     400             11,844
 Middlesex Water                                         500              9,950
 Otter Tail                                              500             13,465
 UGI                                                     600             24,348
 Westar Energy                                           600             13,290
                                                                     ----------
                                                                        112,802
                                                                     ----------

TOTAL COMMON STOCK (COST $4,312,830)                                  4,749,702
                                                                     ----------
                                                   PRINCIPAL
                                                      AMOUNT
REPURCHASE AGREEMENTS- 0.71%
 With BNP Paribas 1.94% 12/1/04 (dated
  11/30/04, to be repurchased at
  $17,776, collateralized by $16,089
  U.S. Treasury Bills due 3/3/05, market
  value $15,999 and $2,156 U.S. Treasury
  Bills due 5/12/05, market value
  $2,134)                                            $17,775             17,775
 With UBS Warburg 1.94% 12/1/04 (dated
  11/30/04, to be repurchased at
  $16,226, collateralized by $5,408 U.S.
  Treasury Bills due 12/23/04, market
  value $5,402 and $11,245 U.S. Treasury
  Bills due 4/14/05, market value
  $11,155)                                            16,225             16,225
                                                                     ----------
TOTAL REPURCHASE AGREEMENTS (COST $34,000)                               34,000
                                                                     ----------
TOTAL MARKET VALUE OF SECURITIES - 99.97%
   (COST $4,346,830)                                                  4,783,702

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.03%                   1,559
                                                                     ----------
NET ASSETS APPLICABLE TO 327,664 SHARES OUTSTANDING - 100.00%        $4,785,261
                                                                     ----------
 Net Asset Value - Delaware Small Cap
  Core Fund Class A ($20,077 / 1,375
  Shares)                                                                $14.60
 Net Asset Value - Delaware Small Cap
  Core Fund Institutional Class
  ($4,765,184 / 326,289 Shares)                                          $14.60


COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest (unlimited authorization - no par)     $2,949,010
Undistributed net investment income                                       6,576
Accumulated net realized gain on investments                          1,392,803
Net unrealized appreciation of investments                              436,872
                                                                     ----------
Total net assets                                                     $4,785,261
                                                                     ==========

+Non-income producing security for the year ended November 30, 2004.

SUMMARY OF ABBREVIATIONS:
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DELAWARE SMALL CAP CORE FUND

Net asset value Class A (A)                                              $14.60
Sales charge (5.75% of offering price) (B)                                 0.89
                                                                         ------
Offering price                                                           $15.49
                                                                         ======
______________________

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

DELAWARE SMALL CAP CORE

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2004

INVESTMENT INCOME:
  Dividends                                                               $38,105
  Interest                                                                  2,103            $   40,208
                                                                                             ----------


EXPENSES:
  Management fees                                                          31,621
  Registration fees                                                         2,335
  Trustees' fees                                                            1,851
  Accounting and administration expenses                                    1,510
  Custodian fees                                                            1,007
  Pricing Fees                                                                976
  Legal and professional fees                                                 774
  Dividend disbursing and transfer agent fees and expenses                    185
  Reports and statements to shareholders                                      103
  Distribution expenses - Class A                                              51
  Other                                                                     1,996                42,409
                                                                          -------
Less expenses absorbed or waived                                                               (10,651)
Less waiver of distribution expenses - Class A                                                     (51)
Less expenses paid indirectly                                                                      (32)
                                                                                             ----------
Total expenses                                                                                   31,675
                                                                                             ----------

Net Investment Income                                                                             8,533
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                              1,393,660
Net change in unrealized appreciation/depreciation of investments                              (582,199)
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                 811,461
                                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  819,994
                                                                                             ==========

See accompanying notes

DELAWARE SMALL CAP CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Year Ended
                                                                              -------------------------------------------
                                                                               11/30/04                         11/30/03
                                                                              ----------                       ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                       $    8,533                       $   10,692
  Net realized gain on investments                                             1,393,660                          287,735
  Net change in unrealized appreciation/depreciation of investments             (582,199)                         730,117
                                                                              ----------                       ----------
  Net increase in net assets resulting from operations                           819,994                        1,028,544
                                                                              ----------                       ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A                                                                            (43)                               -
  Institutional Class                                                            (13,285)                         (21,293)
Net realized gain on investments:
  Class A                                                                           (928)                              (1)
  Institutional Class                                                           (284,732)                        (147,913)
                                                                              ----------                       ----------
                                                                                (298,988)                        (169,207)
                                                                              ----------                       ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Class A                                                                          3,904                           14,346
  Institutional Class                                                                  -                                4
Net asset value of shares issued upon
 reinvestment of dividends and distributions:
  Class A                                                                            971                                1
  Institutional Class                                                            298,017                          169,206
                                                                              ----------                       ----------
                                                                                 302,892                          183,557
                                                                              ----------                       ----------
Cost of shares repurchased:
  Class A                                                                              -                           (2,303)
                                                                              ----------                       ----------
                                                                                       -                           (2,303)
                                                                              ----------                       ----------
Increase in net assets derived from
 capital share transactions                                                      302,892                          181,254
                                                                              ----------                       ----------

Net Increase in Net Assets                                                       823,898                        1,040,591

NET ASSETS:
Beginning of year                                                              3,961,363                        2,920,772
                                                                              ----------                       ----------
End of year (including undistributed net investment
  income of $6,576 and $10,627, respectively)                                 $4,785,261                       $3,961,363
                                                                              ==========                       ==========


See accompanying notes

FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         DELAWARE SMALL CAP CORE FUND CLASS A
                                                  ---------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                           11/30/04        11/30/03        11/30/02         11/30/01      11/30/00
                                                  ---------------------------------------------------------------------------------
Net asset value, beginning of period                        $13.080         $10.290         $11.130          $ 9.090        $8.930

Income from investment operations:
Net investment income(1)                                      0.026           0.036           0.079            0.111         0.159
Net realized and unrealized gain on investments               2.481           3.350           0.069            2.082         0.720
                                                  ---------------------------------------------------------------------------------
Total from investment operations                              2.507           3.386           0.148            2.193         0.879
                                                  ---------------------------------------------------------------------------------

Less dividends and distributions from:
Net investment income                                        (0.044)         (0.075)         (0.108)          (0.153)       (0.135)
Net realized gain on investments                             (0.943)         (0.521)         (0.880)               -        (0.584)
                                                  ---------------------------------------------------------------------------------
Total dividends and distributions                            (0.987)         (0.596)         (0.988)          (0.153)       (0.719)
                                                  ---------------------------------------------------------------------------------

Net asset value, end of period                              $14.600         $13.080         $10.290          $11.130        $9.090
                                                  =================================================================================

Total return(2)                                              20.62%          35.19%           1.08%           24.42%        10.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $    20         $    13         $     -          $     -        $    -
Ratio of expenses to average net assets                       0.75%           0.75%           0.75%            0.75%         0.75%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             1.30%           1.34%           1.34%            1.18%         1.24%
Ratio of net investment income to average net assets          0.20%           0.33%           0.74%            1.07%         1.81%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation and
  expenses paid indirectly                                   (0.35%)         (0.26%)          0.15%            0.63%         1.32%
Portfolio turnover                                             136%             44%             76%              82%          125%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    DELAWARE SMALL CAP CORE FUND INSTITUTIONAL CLASS
                                                     ----------------------------------------------------------------------------

                                                                                    YEAR ENDED
                                                         11/30/04          11/30/03        11/30/02        11/30/01     11/30/00
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period                      $13.080           $10.290         $11.130          $9.090       $8.930

Income from investment operations:
Net investment income(1)                                    0.026             0.036           0.079           0.111        0.159
Net realized and unrealized gain on investments             2.481             3.350           0.069           2.082        0.720
                                                     ----------------------------------------------------------------------------
Total from investment operations                            2.507             3.386           0.148           2.193        0.879
                                                     ----------------------------------------------------------------------------

Less dividends and distributions from:
Net investment income                                      (0.044)           (0.075)         (0.108)         (0.153)      (0.135)
Net realized gain on investments                           (0.943)           (0.521)         (0.880)              -       (0.584)
                                                     ----------------------------------------------------------------------------
Total dividends and distributions                          (0.987)           (0.596)         (0.988)         (0.153)      (0.719)
                                                     ----------------------------------------------------------------------------

Net asset value, end of period                            $14.600           $13.080         $10.290         $11.130       $9.090
                                                     ============================================================================

Total return(2)                                            20.62%            35.19%           1.08%          24.42%       10.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $4,765            $3,948          $2,921          $2,890       $2,322
Ratio of expenses to average net assets                     0.75%             0.75%           0.75%           0.75%        0.75%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly        1.00%             1.04%           1.04%           0.88%        0.94%
Ratio of net investment income to average net assets        0.20%             0.33%           0.74%           1.07%        1.81%
Ratio of net investment income (loss) to
  average net assets prior to expense limitation and
  expenses paid indirectly                                 (0.05%)            0.04%           0.45%           0.93%        1.62%
Portfolio turnover                                           136%               44%             76%             82%         125%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2004

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund (formerly known as Small Cap Contrarian Fund) and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2004, only Class A and Institutional Class have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

FEDERAL INCOME TAXES- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

CLASS ACCOUNTING- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

USE OF ESTIMATES- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was approximately $8 for the year ended November 30, 2004. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2004 were approximately $24. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on daily average net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through May 31, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. DDLP has elected voluntarily to waive such distribution and service fees at this time. Institutional Class shares pay no distribution and service expenses.

At November 30, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                           $427
  Dividend disbursing, transfer agent,
    accounting and administration fees and other
    expenses payable to DSC                                           150
  Other expenses payable to DMC and affiliates*                     1,204

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2004, the Fund was charged $332 for internal legal services provided by DMC.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.


3. INVESTMENTS

For the year ended November 30, 2004, the Fund made purchases of $5,631,065 and sales of $5,534,925 of investment securities other than short-term investments.

         At November 30, 2004, the cost of investments for federal income tax purposes was $4,348,521. At November 30, 2004, net unrealized appreciation was $435,181 of which $493,701 related to unrealized appreciation of investments and $58,520 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 was as follows:

                                                         11/30/04      11/30/03
                                                         ----------------------
  Ordinary income                                        $ 94,305       $19,145
  Long-term capital gain                                  204,683       150,062
                                                         ----------------------
  Total dividends and distributions                      $298,988      $169,207
                                                         ----------------------

As of November 30, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                      $2,949,010
  Undistributed ordinary income                                         248,817
  Undistributed long-term capital gains                               1,152,253
  Unrealized appreciation of investments                                435,181
                                                                     ----------
  NET ASSETS                                                         $4,785,261
                                                                     ==========

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to distribution differences. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income        Accumulated net realized gain (loss)
-----------------------------------        ------------------------------------
            $744                                        $(744)


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                                       YEAR ENDED                Year Ended
                                                                        11/30/04                  11/30/03
                                                                 -------------------------------------------
Shares sold:
  Class A                                                                    312                       1,177

Shares issued upon reinvestment of dividends and distributions:
  Class A
                                                                              79                           -
Institutional Class                                                       24,347                      18,039
                                                                 -------------------------------------------
                                                                          24,738                      19,216
                                                                 -------------------------------------------

Shares repurchased:
  Class A                                                                      -                        (195)
                                                                 -------------------------------------------
                                                                               -                        (195)
                                                                 -------------------------------------------
Net increase                                                              24,738                      19,021
                                                                 ===========================================


6. CREDIT AND MARKET RISK

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2004. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.


7. CONTRACTUAL OBLIGATIONS

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

8. TAX INFORMATION (UNAUDITED)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, the Fund designates distributions paid during the year as follows:

                (A)                     (B)
             Long-Term               Ordinary
            Capital Gain               Income               Total                 (C)
            Distributions           Distribution        Distributions         Qualifying(1)
            (TAX BASIS)             (TAX BASIS)          (TAX BASIS)            DIVIDENDS
            -------------           ------------        -------------         -------------
                68%                     32%                 100%                  100%

------------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $298,988 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

                   Report of Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Core Fund

We have audited the accompanying statements of net assets of the Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Core Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
January 14, 2005

DELAWARE INVESTMENTS FAMILY OF FUNDS
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees") which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                          POSITION(S)                                                      COMPLEX OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH     LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/ DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                   FUND(S)          SERVED                 PAST 5 YEARS                OR OFFICER       DIRECTOR OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
JUDE T. DRISCOLL(2)        Chairman,        4 Years -          Since August 2000, Mr.              75                   None
2005 Market Street        President,    Executive Officer  Driscoll has served in various
Philadelphia, PA 19103       Chief                             executive capacities at
                           Executive    1 Year - Trustee     different times at Delaware
March 10, 1963            Officer and                               Investments(1)
                           Trustee(4)
                                                              Senior Vice President and
                                                              Director of Fixed-Income
                                                              Process - Conseco Capital
                                                                     Management
                                                              (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
WALTER P. BABICH            Trustee         16 Years              Board Chairman -                 92                   None
2005 Market Street                                              Citadel Construction
Philadelphia, PA 19103                                               Corporation
                                                                  (1989 - Present)
October 1, 1927

------------------------------------------------------------------------------------------------------------------------------------
JOHN H. DURHAM              Trustee         25 Years(3)           Private Investor                 92                 Trustee -
2005 Market Street                                                                                                Abington Memorial
Philadelphia, PA 19103                                                                                                Hospital

August 7, 1937                                                                                                  President/Director -
                                                                                                                  22 WR Corporation

------------------------------------------------------------------------------------------------------------------------------------
JOHN A. FRY                Trustee(4)        3 Year            President - Franklin &              75                Director -
2005 Market Street                                                Marshall College                                Community Health
Philadelphia, PA 19103                                          (June 2002 - Present)                                  Systems

May 28, 1960                                                 Executive Vice President -
                                                             University of Pennsylvania
                                                              (April 1995 - June 2002)

------------------------------------------------------------------------------------------------------------------------------------
ANTHONY D. KNERR            Trustee         11 Years         Founder/Managing Director -           92                   None
2005 Market Street                                           Anthony Knerr & Associates
Philadelphia, PA 19103                                         (Strategic Consulting)
                                                                  (1990 - Present)
December 7, 1938

------------------------------------------------------------------------------------------------------------------------------------
ANN R. LEVEN                Trustee         15 Years       Treasurer/Chief Fiscal Officer          92            Director and Audit
2005 Market Street                                            - National Gallery of Art                               Committee
Philadelphia, PA 19103                                              (1994 - 1999)                                   Chairperson -
                                                                                                                     Andy Warhol
November 1, 1940                                                                                                     Foundation

                                                                                                                     Director -
                                                                                                                    Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                            PORTFOLIOS IN FUND
                          POSITION(S)                                                      COMPLEX OVERSEEN BY   OTHER DIRECTORSHIPS
NAME, ADDRESS AND          HELD WITH     LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING   TRUSTEE/ DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                   FUND(S)          SERVED                 PAST 5 YEARS                OR OFFICER       DIRECTOR OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS F. MADISON           Trustee         10 Years          President/Chief Executive            92               Director -
2005 Market Street                                          Officer - MLM Partners, Inc.                           Banner Health
Philadelphia, PA 19103                                       (Small Business Investing &
                                                                     Consulting) Director -
February 25, 1936                                             (January 1993 - Present)                          Center Point Energy

                                                                                                                     Director -
                                                                                                                  Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                       Valmont
                                                                                                                   Industries, Inc.

------------------------------------------------------------------------------------------------------------------------------------
JANET L. YEOMANS            Trustee          5 Years          Vice President/Mergers &             92                  None
2005 Market Street                                                  Acquisitions -
Philadelphia, PA 19103                                             3M Corporation
                                                              (January 2003 - Present)
July 31, 1948
                                                            Ms. Yeomans has held various
                                                             management positions at 3M
                                                                Corporation since 1983.

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
JOSEPH H. HASTINGS        Executive Vice     1 Year          Mr. Hastings has served in            92                  None(5)
2005 Market Street        President and                       various executive capacities
Philadelphia, PA 19103   Chief Financial                    at different times at Delaware
                            Officer                                  Investments
December 19, 1949

------------------------------------------------------------------------------------------------------------------------------------
RICHELLE S. MAESTRO        Executive Vice    1 Year          Ms. Maestro has served in             92                  None(5)
2005 Market Street        President, Chief                 various executive capacities
Philadelphia, PA 19103     Legal Officer                  at different times at Delaware
                           and Secretary                           Investments
November 26, 1957

------------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BISHOF          Senior Vice       8 Years         Mr. Bishof has served in              92                   None(5)
2005 Market Street        President and                    various executive capacities
Philadelphia, PA 19103      Treasurer                      at different times at Delaware
                                                                   Investments
August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

         The Statement of Additional Information for the Fund(s) includes additional information about the Trustees is available, without charge, upon request by calling 800 523-1918.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
VALUE-EQUITY








ANNUAL REPORT NOVEMBER 30, 2004
--------------------------------------------------------------------------------
              DELAWARE DIVIDEND INCOME FUND














[LOGO] POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                     5
-----------------------------------------------------------------
SECTOR ALLOCATION                                               6
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                       8

  Statement of Operations                                      13

  Statements of Changes in Net Assets                          14

  Financial Highlights                                         15

  Notes to Financial Statements                                19
-----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                      22
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     23
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO                                          DELAWARE DIVIDEND INCOME FUND
  MANAGEMENT REVIEW                                December 10, 2004

FUND MANAGERS
Damon J. Andres
Senior Portfolio Manager

Nancy M. Crouse
Senior Portfolio Manager

Timothy L. Rabe
Senior Portfolio Manager

Q: PLEASE DESCRIBE THE NATURE OF THE ECONOMY IN WHICH
YOU INVESTED FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: The 12-month period began on a positive note for the U.S. stock market, with prices increasing until early April. The market then undertook a rather lengthy period of choppiness, owing to investor uncertainty that stemmed from the political environment, rapidly rising oil prices, ongoing geopolitical unrest, and the potential for slowing economic growth, among other key factors (source:
Lipper Inc.).

With the recent conclusion of the presidential election, at least one element of uncertainty has been effectively removed, which is encouraging. Recent data suggest that continued economic growth appears to be intact and that job growth has accelerated (source: U.S. Bureau of Labor Statistics). Also, oil prices reached the lofty level of $55 per barrel in October, but retreated somewhat in the final month of the period. In general, higher energy prices have neither caused a spike in overall inflation in the U.S. nor have they held back consumer spending (source: Bloomberg L.P.). Lastly, the Federal Reserve has managed the increase in short-term rates in a way that has not had a negative impact on the stock market.

During the 12-month period, some of the best-performing sectors of the Standard & Poor's (S&P) 500 Index were those typically preferred by investors for their defensive characteristics, such as the utilities group. Aggressive stocks, like those found in the technology sector, trailed the broad market in 2004, which we take as an indication of the risk aversion present in the market. Taken together, we have viewed these trends as contrarian indicators, pointing to the possibility of solid equity performance moving forward.

Q: HOW DID THE FUND PERFORM RELATIVE TO ITS GENERAL BENCHMARK AND
FUND PEER GROUP FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004?
A: Delaware Dividend Income Fund returned +12.38% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended November 30, 2004. For comparison, its collective benchmark, the S&P 500 Index, gained +12.85% and its peer group, as measured by the Lipper Income Funds average, appreciated +9.21% for the same time period (source: Lipper Inc.).

Q: PLEASE DESCRIBE THE PERFORMANCE OF THE FUND'S STOCKS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004.
A: In general, Fund performance benefited from the general shift in investor preference from more aggressive types of common stocks, such as those associated with the technology arena, to those with more stable operations and a general orientation toward paying dividends. Specifically, our common stocks outperformed the Fund's collective benchmark, the S&P 500 Index. However, we lagged the Russell 1000 Value Index, which serves as our internal performance benchmark, with security selection and sector allocations detracting from Fund return (source: Wilshire Associates Inc.).

Among preferred securities, a light fall calendar kept investor focus on secondary issues, with the bank sector being rather strong. Agency-related preferred exhibited volatility due to ongoing concerns about the status of such government-sponsored enterprises (source: Citigroup Global Markets Inc.).

Q: HOW DID THE FUND'S FIXED INCOME INVESTMENTS PERFORM
FOR THE PERIOD ENDED NOVEMBER 30, 2004?
A: The Fund invests in high-yield corporate bonds, which experienced a generally favorable investment climate for the fiscal year ended November 30, 2004. Given the typically low yields associated with many income-oriented securities during 2004, high-yielding corporate bonds appealed to investors, particularly given the generally strengthening nature of corporate balance sheets (source: U.S. Bureau of Economic Analysis). The Bear Stearns High Yield Index, our benchmark for this portion of the Fund, gained a solid +12.02% for the 12-month period (source: Bloomberg L.P.).

We generated excess return across many areas of the high-yield corporate bond market, which we credit to our focus on thorough market and securities research in order to identify securities with appealing fundamentals and attractive valuations. We have continued to dig deeply into both new issue niche credits and battered issues that we believe may recover with ongoing economic strength and increased investor demand. Also, we have continued to focus on some smaller companies that have generally been out of favor but that have tended to possess solid fundamentals and favorable relative value. During the 12-month period, we favored the cable, chemical, and packaging sectors while we remained cautious of bonds issued by airline, broadcasting, and lodging-type companies.

Q: HOW ABOUT REAL ESTATE INVESTMENTS?
A: The Fund invests in real estate investment trusts (REITs), which have rebounded nicely from the slump they experienced in the second quarter of 2004. During April, REITs were treated unfairly in our opinion, with many investors treating them like bonds due to their competitive income streams. REITs got caught up in a general decline in bond prices, which began when economic data signaled that interest rates might move higher. When the interest rate environment calmed and the economy continued on its expansionary path, investor interest in REITs resumed, leading to strong performances for the 12-month period; the NAREIT Equity REIT Index appreciated +29.88% for the fiscal year (source: NAREIT, Inc.).

Q: WHAT INDIVIDUAL BONDS PERFORMED WELL AND WHICH ONES
DISAPPOINTED DURING THE 12-MONTH PERIOD?
A: Portola Packaging faced some short-term financing challenges during the 12 months while Advanced Accessories Systems experienced weakness that typified the automotive sector. The bonds of chemical manufacturer Rhodia, while struggling through much of the period, exhibited a measure of strength in the closing months of the fiscal year. We believe these bonds continue to hold upside potential, and we thus held them in the portfolio as of fiscal year-end. Bonds that exhibited strength included those of Kmart, which reflected what we believe has been a carefully engineered rebuilding process, including select real estate sales. Another retailer whose bonds benefited the Fund was J. Crew. By period end, we had liquidated these two retail-oriented bonds. Also, we saw our exposure to Gold Kist appreciate, as the poultry producer announced an initial public offering (IPO) during the period and benefited from rising chicken prices, given health-related concerns involving beef. We continued to hold this position at fiscal year-end.

Q: WHAT REIT INVESTMENTS PERFORMED WELL DURING THE
FISCAL YEAR AND WHICH DID NOT?
A: We underperformed in the apartment sector. Our position in Apartment Investment and Management Company (AIMCO) gained nearly 10 percent, yet lagged the market due to continued sector weakness brought about by aggressive multifamily construction and the attractiveness of low mortgage rates for potential renters. We sold this position during the period, as we did General Growth Properties, a regional mall manager that faced relatively high levels of variable-rate debt. This can adversely impact earnings in a rising rate environment. Within this same sector, we gained 37 percent with our position in Simon Property Group, which largely manages higher-end retail properties. We maintained this position in Simon Property at period-end, as we did Ramco-Gershenson Properties, a strip mall manager that modestly underperformed the market due to a convertible security issuance and investor concern for the prospects of the stores that anchor Ramco's properties. In the industrial/office space, we benefited from a position in Reckson Associates, which gained 42 percent for the fiscal year. Rising a like amount was MortgageIT Holdings, a company that we believed might benefit from the continued solid housing environment. By period-end, we had sold our Reckson position but maintained our MortgageIT REIT.

Q: PLEASE LIST SOME COMMON STOCKS THAT UNDERPERFORMED THE BENCHMARK?
A: We lost a measure of performance with consumer growth stocks, which had the greatest downside influence on Fund performance. Big name pharmaceuticals struggled during the period, and our positions in Merck and Pfizer experienced poor performances. Consumer staple names also did not experience a favorable environment for the period, and our overweighting in underperforming food and beverage stocks caused a drag on Fund return. Our non-banking stocks impeded fund performance, as MBNA and Morgan Stanley experienced slight negative returns for the fiscal year. Fortunately, we gained excess return in our banking stocks, among which Bank of America led the way with a 27 percent appreciation for the 12-month period. As of November 30, 2004, we still held each of these stocks in the Fund's portfolio.

Q: CONVERSELY, COULD YOU IDENTIFY SOME ISSUES WERE
GENERATED EXCESS RETURN FOR THE FUND?
A: We enjoyed sound performance with Starwood Hotels & Worldwide Resorts, which rose 55 percent for the fiscal year period due to a resurgence in travel and leisure-related activities. The dramatic run up in petroleum prices during the period greatly affected energy-related companies with Kerr-McGee and ChevronTexaco gaining 53 percent and 50 percent, respectively. Our belief that the economy's continued expansion might benefit the basic materials group resulted in solid gains for the fiscal year in Dow Chemical, up 38 percent, and Packaging Corporation of America (PCA) which rose 21 percent. As of fiscal year-end we maintained positions in all of these stocks except for PCA.

DELAWARE
  DIVIDEND INCOME FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A rise/fall in interest rates can have a significant impact or bond prices and the net asset value (NAV) of the Fund. Funds that invest in Bonds can lose their value as interest rates rise and an investor can lose principal. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Dividend Income Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money.

FUND PERFORMANCE
Average Annual Total Returns
Through November 30, 2004           Lifetime      Five Years     One Year
-------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge               +10.64%          +9.02%      +12.38%
Including Sales Charge                +9.83%          +7.72%       +5.94%
-------------------------------------------------------------------------
Class B (Est. 10/1/03)
Excluding Sales Charge               +12.17%                      +11.54%
Including Sales Charge               + 9.43%                      + 7.54%
-------------------------------------------------------------------------
Class C (Est. 10/1/03)
Excluding Sales Charge               +12.17%                      +11.53%
Including Sales Charge               +12.17%                      +10.53%
-------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The annual total return for the lifetime and one-year periods ended November 30, 2004 for Delaware Dividend Income Fund's Class R shares were +12.63% and +11.86%, respectively. Class R shares were first made available on October 1, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for lifetime, five-year, and one-year periods ended November 30, 2004 for Delaware Dividend Income Fund's Institutional Class were +10.68%, +9.10%, and +12.55%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Dividend Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DDIIX
Nasdaq Class R symbol: DDDRX

DELAWARE
  DIVIDEND INCOME FUND


FUND BASICS
As of November 30, 2004
--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.
--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$ 219.98 million
--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
221
--------------------------------------------------------------------------------
FUND START DATE:
December 2, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Nancy M. Crouse earned a bachelor's degree form Lafayette College and an MBA from the University of Pittsburgh. Before joining Delaware Investments in 1993, she served as vice president at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder.

Timothy L. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A DDIAX
Class B DDDBX
Class C DDICX

PERFORMANCE OF A $10,000 INVESTMENT
December 2, 1996 through November 30, 2004

                            DIVIDEND INCOME
                                 FUND                 S&P 500 INDEX
                            ---------------           -------------
Inception through
31-Dec-96                        $9,894                  $10,000
31-Dec-96 to
30-Nov-97                       $13,036                  $13,110
     30-Nov-98                  $13,325                  $16,214
     30-Nov-99                  $13,743                  $19,601
     30-Nov-00                  $14,796                  $18,772
     30-Nov-01                  $15,369                  $16,480
     30-Nov-02                  $15,765                  $13,759
     30-Nov-03                  $18,832                  $15,834
     30-Nov-04                  $21,159                  $17,871

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance prior to October 1, 2003 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period June 1, 2004 to November 30, 2004
  OF FUND EXPENSES

As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DELAWARE DIVIDEND INCOME FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                           Beginning        Ending       Annualized       Expenses
                                                            Account         Account        Expense       Paid During
                                                             Value           Value          Ratio           Period
                                                             6/1/04         11/30/04                      6/1/04 to
                                                                                                           11/30/04
---------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00       $1,081.30         1.00%           $5.20
Class B                                                     1,000.00        1,077.50         1.75%            9.09
Class C                                                     1,000.00        1,077.50         1.75%            9.09
Class R                                                     1,000.00        1,079.50         1.35%            7.02
Institutional Class                                         1,000.00        1,082.70         0.75%            3.91
---------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% RETURN BEFORE EXPENSES)
Class A                                                    $1,000.00       $1,020.00         1.00%           $5.05
Class B                                                     1,000.00        1,016.25         1.75%            8.82
Class C                                                     1,000.00        1,016.25         1.75%            8.82
Class R                                                     1,000.00        1,018.25         1.35%            6.81
Institutional Class                                         1,000.00        1,021.25         0.75%            3.79
---------------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of November 30, 2004
  DELAWARE DIVIDEND INCOME FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
COMMON STOCK                                                   57.48%
------------------------------------------------------------------------
Aerospace & Defense                                             1.24%
Banking, Finance & Insurance                                    9.34%
Cable, Media & Publishing                                       1.27%
Chemicals                                                       1.22%
Computers & Technology                                          1.68%
Consumer Products                                               1.27%
Electronics & Electrical Equipment                              2.62%
Energy                                                          4.00%
Food, Beverage & Tobacco                                        3.23%
Healthcare & Pharmaceuticals                                    3.65%
Investment Companies                                            0.58%
Leisure, Lodging & Entertainment                                1.68%
Metals & Mining                                                 1.26%
Paper & Forest Products                                         2.07%
REITs                                                          15.95%
Telecommunications                                              2.76%
Utilities                                                       3.66%
------------------------------------------------------------------------
CORPORATE BONDS                                                18.09%
------------------------------------------------------------------------
Aerospace & Defense                                             0.20%
Automobiles & Automotive Parts                                  0.23%
Banking, Finance & Insurance                                    0.44%
Buildings & Materials                                           0.07%
Cable, Media & Publishing                                       2.77%
Chemicals                                                       0.43%
Computers & Technology                                          0.56%
Consumer Services                                               0.39%
Energy                                                          1.33%
Environmental Services                                          0.38%
Food, Beverage & Tobacco                                        0.60%
Healthcare & Pharmaceuticals                                    1.09%
Industry Machinery                                              0.25%
Leisure, Lodging & Entertainment                                3.24%
Packaging & Containers                                          0.76%
Paper & Forest Products                                         0.69%
REITs                                                           0.28%
Retail                                                          0.61%
Telecommunications                                              1.84%
Textiles, Apparel & Furniture                                   0.24%
Transportation & Shipping                                       0.42%
Utilities                                                       1.27%

                                                            PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
FOREIGN BONDS                                                   4.39%
------------------------------------------------------------------------
Bahamas                                                         0.17%
Bermuda                                                         0.12%
Canada                                                          1.40%
Cayman Islands                                                  0.51%
France                                                          0.19%
Ireland                                                         0.54%
Liberia                                                         0.25%
Luxembourg                                                      0.08%
Marshall Island                                                 0.14%
Netherlands                                                     0.10%
Norway                                                          0.29%
Singapore                                                       0.20%
Sweden                                                          0.21%
Virgin Islands                                                  0.19%
------------------------------------------------------------------------
CONVERTIBLE BONDS                                               4.12%
------------------------------------------------------------------------
Banking, Finance & Insurance                                    0.50%
Cable, Media & Publishing                                       0.59%
Computers & Technology                                          0.48%
Consumer Services                                               0.25%
Electronics & Electrical Equipment                              0.12%
Energy                                                          0.49%
Healthcare & Pharmaceuticals                                    0.57%
Industrial Machinery                                            0.23%
Leisure, Lodging & Entertainment                                0.22%
REITs                                                           0.06%
Retail                                                          0.40%
Utilities                                                       0.21%
------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK                                     2.77%
------------------------------------------------------------------------
Automobiles & Automotive Parts                                  0.31%
Banking, Finance & Insurance                                    0.40%
Cable, Media & Publishing                                       0.55%
Energy                                                          0.27%
Food, Beverage & Tobacco                                        0.30%
Paper & Forest Products                                         0.33%
Telecommunications                                              0.55%
Utilities                                                       0.06%

SECTOR ALLOCATION
  DELAWARE DIVIDEND INCOME FUND (CONTINUED)

                                                             PERCENTAGE
SECTOR                                                     OF NET ASSETS
------------------------------------------------------------------------
PREFERRED STOCK                                                 1.61%
------------------------------------------------------------------------
Energy                                                          0.11%
Leisure, Lodging & Entertainment                                0.28%
REITs                                                           1.16%
Utilities                                                       0.06%
------------------------------------------------------------------------
EXCHANGE TRADED FUNDS                                           0.79%
------------------------------------------------------------------------
WARRANTS                                                        0.00%
------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           9.01%
------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                               98.26%
------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES                 1.74%
------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
------------------------------------------------------------------------

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
   OF NET ASSETS                                   November 30, 2004

                                                      Number of       Market
                                                        Shares         Value
COMMON STOCK -- 57.48%
Aerospace & Defense - 1.24%
   Goodrich (B.F.)                                      85,700       $2,720,975
                                                                     ----------
                                                                      2,720,975
                                                                     ----------
Banking, Finance & Insurance - 9.34%
   Bank of America                                      58,736        2,717,715
   Citigroup                                            58,500        2,617,875
   Friedman Billings Ramsey Group Class A              106,425        2,034,846
   JP Morgan Chase                                      71,100        2,676,915
   MBNA                                                104,500        2,775,520
   Mellon Financial                                     82,700        2,416,494
   Morgan Stanley                                       53,700        2,725,275
   US Bancorp                                           87,000        2,577,810
                                                                     ----------
                                                                     20,542,450
                                                                     ----------
Cable, Media & Publishing - 1.27%
   Viacom Class B                                       80,700        2,800,290
                                                                     ----------
                                                                      2,800,290
                                                                     ----------
Chemicals - 1.22%
   Dow Chemical                                         53,100        2,679,957
                                                                     ----------
                                                                      2,679,957
                                                                     ----------
Computers & Technology - 1.68%
   Intel                                                79,300        1,772,355
   Pitney Bowes                                         43,900        1,921,503
                                                                     ----------
                                                                      3,693,858
                                                                     ----------
Consumer Products - 1.27%
   Clorox                                               50,600        2,789,072
                                                                     ----------
                                                                      2,789,072
                                                                     ----------
Electronics & Electrical Equipment - 2.62%
   Emerson Electric                                     32,500        2,171,650
   General Electric                                     92,800        3,281,408
  +Solectron                                            50,968          318,550
                                                                     ----------
                                                                      5,771,608
                                                                     ----------
Energy - 4.00%
   ChevronTexaco                                        46,300        2,527,980
   Exxon Mobil                                          57,200        2,931,500
   Kerr-McGee                                           53,600        3,335,528
                                                                     ----------
                                                                      8,795,008
                                                                     ----------
Food, Beverage & Tobacco - 3.23%
   Anheuser-Busch                                       51,900        2,599,671
   General Mills                                        42,500        1,933,325
   PepsiCo                                              51,600        2,575,356
                                                                     ----------
                                                                      7,108,352
                                                                     ----------
Healthcare & Pharmaceuticals - 3.65%
   Merck                                                39,800        1,115,196
   Pfizer                                              101,900        2,829,763
  +Tenet Healthcare                                    138,300        1,500,555
   Wyeth                                                64,600        2,575,602
                                                                     ----------
                                                                      8,021,116
                                                                     ----------
Investment Companies - 0.58%
   Gladstone Capital                                    52,000        1,275,560
                                                                     ----------
                                                                      1,275,560
                                                                     ----------
Leisure, Lodging & Entertainment - 1.68%
  +Jameson Inns                                        785,000        1,373,750
   Starwood Hotels & Resorts Worldwide                  44,600        2,332,134
                                                                     ----------
                                                                      3,705,884
                                                                     ----------

                                                      Number of       Market
                                                        Shares         Value
COMMON STOCK (continued)
Metals & Mining - 1.26%
   Alcoa                                                81,500     $  2,769,370
                                                                   ------------
                                                                      2,769,370
                                                                   ------------
Paper & Forest Products - 2.07%
   International Paper                                  58,700        2,437,224
   Weyerhaeuser                                         32,100        2,118,600
                                                                   ------------
                                                                      4,555,824
                                                                   ------------
REITs - 15.95%
   American Home Mortgage Investment                    54,900        1,797,426
   Brandywine Realty Trust                              95,700        2,722,665
   BRE Properties Class A                               81,400        3,308,095
   CarrAmerica Realty                                   76,000        2,461,640
   CBL & Associates Properties                          11,500          842,835
   Developers Diversified Realty                        60,600        2,608,830
   Duke Realty                                          45,900        1,585,845
   Equity Office Properties Trust                       60,600        1,663,470
   Federal Realty Investment Trust                      41,300        2,071,195
 +*Fieldstone Investments 144A                          26,200          451,950
   First Potomac Realty Trust                           53,800        1,236,862
   Hersha Hospitality Trust                             95,000          941,450
 +*KKR Financial 144A                                  141,000        1,431,150
   Liberty Property Trust                               30,400        1,246,400
 +*Medical Properties Trust 144A                        11,300          113,000
  +MortgageIT Holdings                                 145,300        2,484,630
   Prentiss Properties Trust                            53,100        1,985,409
  +Saxon Capital                                        37,000          839,900
   Simon Property Group                                 34,300        2,129,344
   Sunset Financial                                     84,400          876,072
   Vornado Realty Trust                                 31,200        2,293,200
                                                                   ------------
                                                                     35,091,368
                                                                   ------------
Telecommunications - 2.76%
   Alltel                                               48,500        2,749,465
   BCE                                                 136,600        3,312,550
                                                                   ------------
                                                                      6,062,015
                                                                   ------------
Utilities - 3.66%
   Dominion Resources                                   41,000        2,684,270
   Duke Energy                                         105,300        2,661,984
   FPL Group                                            38,600        2,714,738
                                                                   ------------
                                                                      8,060,992
                                                                   ------------
TOTAL COMMON STOCK
   (cost $119,932,258)                                              126,443,699
                                                                   ------------
                                                     Principal
                                                  Amount (U.S. $)
CORPORATE BONDS - 18.09%
Aerospace & Defense - 0.20%
   Armor Holdings 8.25% 8/15/13                       $395,000          443,388
                                                                   ------------
                                                                        443,388
                                                                   ------------
Automobiles & Automotive Parts - 0.23%
   Advanced Accessory Systems
      10.75% 6/15/11                                   200,000          191,000
  *Collins & Aikman Products 144A
      12.875% 8/15/12                                  360,000          311,400
                                                                   ------------
                                                                        502,400
                                                                   ------------

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
CORPORATE BONDS (continued)
Banking, Finance & Insurance - 0.44%
  *ETrade Financial 144A
      8.00% 6/15/11                                 $  405,000       $  434,362
  *Farmers Exchange Capital 144A
      7.20% 7/15/48                                    228,000          226,927
   Labranche & Company 11.00% 5/15/12                  215,000          231,125
   Midland Funding II 11.75% 7/23/05                    73,304           76,952
                                                                     ----------
                                                                        969,366
                                                                     ----------
Building & Materials - 0.07%
  *Lone Star Industries 144A
      8.85% 6/15/05                                    161,000          164,709
                                                                     ----------
                                                                        164,709
                                                                     ----------
Cable, Media & Publishing - 2.77%
   American Media Operation
      10.25% 5/1/09                                    260,000          273,000
   Cenveo
      7.875% 12/1/13                                   140,000          133,000
      9.625% 3/15/12                                   325,000          367,250
 ++Charter Communications Holdings
      12.125% 1/15/12                                1,000,000          620,000
  *Charter Communications Inc 144A
      5.875% 11/16/09                                  500,000          535,000
  *Charter Communications Operating
      144A 8.00% 4/30/12                               505,000          525,200
   CSC Holdings 10.50% 5/15/16                         655,000          745,062
   Dex Media West 9.875% 8/15/13                       115,000          133,400
   Insight Midwest 10.50% 11/1/10                      860,000          945,999
   Lodgenet Entertainment 9.50% 6/15/13                490,000          543,900
   Mediacom Capital 8.50% 4/15/08                      225,000          230,625
   Nextmedia Operating 10.75% 7/1/11                   410,000          460,738
   Sheridan Acquisition 10.25% 8/15/11                 306,000          335,835
   XM Satellite Radio 12.00% 6/15/10                   200,000          238,000
                                                                     ----------
                                                                      6,087,009
                                                                     ----------
Chemicals - 0.43%
   Huntsman International 9.875% 3/1/09                240,000          263,400
   Lyondell Chemical 9.875% 5/1/07                     184,000          194,580
   Nalco 7.75% 11/15/11                                320,000          346,400
   Witco 6.875% 2/1/26                                 155,000          140,275
                                                                     ----------
                                                                        944,655
                                                                     ----------
Computers & Technology - 0.56%
   Fairchild Semiconductor International
      5.00% 11/1/08                                    850,000          859,563
   Stratus Technologies 10.375% 12/1/08                410,000          369,000
                                                                     ----------
                                                                      1,228,563
                                                                     ----------
Consumer Services - 0.39%
   Adesa 7.625% 6/15/12                                425,000          448,375
   Corrections Corporation of America
      9.875% 5/1/09                                     60,000           67,800
   Service Corp International 6.75% 4/1/16             330,000          348,150
                                                                     ----------
                                                                        864,325
                                                                     ----------
Energy - 1.33%
  *Dynegy Holdings 144A 10.125% 7/15/13                518,000          607,354
   El Paso Natural Gas 7.625% 8/1/10                   100,000          109,000
   El Paso Production Holding
      7.75% 6/1/13                                     505,000          528,987
  *Hilcorp Energy 144A 10.50% 9/1/10                   235,000          267,900
  *Hornbeck Offshore 144A
      6.125% 12/1/14                                   465,000          461,513

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
CORPORATE BONDS (continued)
Energy (continued)
   Plains Exploration & Production
      7.125% 6/15/14                                $  335,000       $  370,175
  *Pride International 144A
      7.375% 7/15/14                                   345,000          383,813
   Tennessee Gas Pipeline 8.375% 6/15/32               185,000          204,194
                                                                     ----------
                                                                      2,932,936
                                                                     ----------
Environmental Services - 0.38%
   IESI 10.25% 6/15/12                                 510,000          595,425
  *IMCO Recycling 144A 9.00% 11/15/14                  230,000          238,625
                                                                     ----------
                                                                        834,050
                                                                     ----------
Food, Beverage & Tobacco - 0.60%
  *Commonwealth Brands 144A
      10.625% 9/1/08                                   395,000          412,775
   Cott Beverages 8.00% 12/15/11                       430,000          469,775
   Gold Kist 10.25% 3/15/14                             23,000           26,795
  *Le-Natures 144A 10.00% 6/15/13                      360,000          399,600
                                                                     ----------
                                                                      1,308,945
                                                                     ----------
Healthcare & Pharmaceuticals - 1.09%
   Ameripath 10.50% 4/1/13                             190,000          196,650
   HCA 5.50% 12/1/09                                   180,000          179,329
  *Mariner Health 144A 8.25% 12/15/13                  590,000          709,150
   Province Healthcare 7.50% 6/1/13                    550,000          621,500
   Universal Hospital Services
      10.125% 11/1/11                                  325,000          344,500
  *US Oncology 144A 10.75% 8/15/14                     300,000          344,250
                                                                     ----------
                                                                      2,395,379
                                                                     ----------
Industrial Machinery - 0.25%
   Aearo 8.25% 4/15/12                                 150,000          155,250
   Interline Brands 11.50% 5/15/11                     195,000          218,400
 ++Mueller Holdings 14.75% 4/15/14                     260,000          176,800
                                                                     ----------
                                                                        550,450
                                                                     ----------
Leisure, Lodging & Entertainment - 3.24%
   Ameristar Casinos 10.75% 2/15/09                    680,000          758,200
   Boyd Gaming 9.25% 8/1/09                            770,000          832,562
   Caesars Entertainment 9.375% 2/15/07                430,000          474,075
   Gaylord Entertainment 8.00% 11/15/13                250,000          271,250
  *Gaylord Entertainment 144A
      6.75% 11/15/14                                   290,000          291,450
   Mandalay Resort 10.25% 8/1/07                       650,000          739,375
   MGM MIRAGE 9.75% 6/1/07                             650,000          723,938
   Penn National Gaming 8.875% 3/15/10                 215,000          237,038
      11.125% 3/1/08                                   880,000          944,899
   Venetian Casino Resort 11.00% 6/15/10               675,000          772,874
   Wheeling Island Gaming
      10.125% 12/15/09                                 375,000          404,063
  *Wynn Las Vegas 144A 6.625% 12/1/14                  690,000          681,375
                                                                     ----------
                                                                      7,131,099
                                                                     ----------
Packaging & Containers - 0.76%
   AEP Industries 9.875% 11/15/07                      495,000          503,662
  *Owens-Brockway 144A 6.75% 12/1/14                   235,000          236,763
  *Port Townsend Paper 144A
      11.00% 4/15/11                                   440,000          468,600
   Portola Packaging 8.25% 2/1/12                      265,000          202,063
   Radnor Holdings 11.00% 3/15/10                      165,000          136,125
 o*Radnor Holdings 144A 8.82% 4/15/09                  130,000          131,950
                                                                     ----------
                                                                      1,679,163
                                                                     ----------

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
CORPORATE BONDS (continued)
Paper & Forest Products - 0.69%
  *Boise Cascade 144A
      7.125% 10/15/14                               $  215,000       $  225,750
   Fort James 7.75% 11/15/23                           805,000          933,800
   Potlatch 12.50% 12/1/09                             282,000          348,483
                                                                     ----------
                                                                      1,508,033
                                                                     ----------
REITs - 0.28%
   BF Saul 7.50% 3/1/14                                415,000          427,450
   Tanger Properties 9.125% 2/15/08                    163,000          183,375
                                                                     ----------
                                                                        610,825
                                                                     ----------
Retail - 0.61%
   O'Charleys 9.00% 11/1/13                            325,000          342,063
   Office Depot 10.00% 7/15/08                         182,000          218,400
   Perkins Family Restaurants
      10.125% 12/15/07                                 170,000          174,675
   Petco Animal Supplies
      10.75% 11/1/11                                   350,000          411,250
   VICORP Restaurants 10.50% 4/15/11                   195,000          195,000
                                                                     ----------
                                                                      1,341,388
                                                                     ----------
Telecommunications - 1.84%
   Alaska Communications
      Systems Holdings 9.875% 8/15/11                  395,000          416,725
   Centennial Cellular Operating
      10.125% 6/15/13                                  350,000          383,250
   Cincinnati Bell 8.375% 1/15/14                      540,000          541,350
   Citizens Communications
      8.50% 5/15/06                                     90,000           96,863
   MCI
      5.908% 5/1/07                                    150,000          152,250
      6.688% 5/1/09                                    365,000          368,650
   Nextel Communications
      5.95% 3/15/14                                    750,000          766,874
  *Qwest 144A 7.875% 9/1/11                            615,000          659,588
  *Qwest Services 144A
      14.00% 12/15/10                                  300,000          357,000
  *UbiquiTel Operating 144A
      9.875% 3/1/11                                    150,000          165,375
 o*US LEC 144A 10.67% 10/1/09                          150,000          149,250
                                                                     ----------
                                                                      4,057,175
                                                                     ----------
Textiles, Apparel & Furniture - 0.24%
   Warnaco 8.875% 6/15/13                              480,000          531,600
                                                                     ----------
                                                                        531,600
                                                                     ----------
Transportation & Shipping - 0.42%
   Delta Air Lines 7.299% 9/18/06                       30,000           23,748
  *Horizon Lines 144A
      9.00% 11/1/12                                    260,000          285,350
   Kansas City Southern Railway
      9.50% 10/1/08                                    380,000          432,250
   Seabulk International
      9.50% 8/15/13                                    164,000          177,120
                                                                     ----------
                                                                        918,468
                                                                     ----------
Utilities - 1.27%
   Avista 9.75% 6/1/08                                 273,000          318,528
 o*Calpine 144A 7.82% 7/15/07                          439,438          392,198
  *Calpine 144A 9.625% 9/30/14                         175,000          174,781
   Elwood Energy 8.159% 7/5/26                         268,081          291,538

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
CORPORATE BONDS (continued)
Utilities (continued)
   Midwest Generation
      8.30% 7/2/09                                 $   165,000      $   178,613
      8.75% 5/1/34                                     300,000          341,625
  *NRG Energy 144A
      8.00% 12/15/13                                   650,000          721,500
   PSE&G Energy Holdings
      7.75% 4/16/07                                    154,000          165,550
   Reliant Energy
      9.50% 7/15/13                                    185,000          213,213
                                                                    -----------
                                                                      2,797,546
                                                                    -----------
TOTAL CORPORATE BONDS
   (cost $38,759,691)                                                39,801,472
                                                                    -----------
FOREIGN BONDS - 4.39%
Bahamas - 0.17%
  *Ultrapetrol 144A 9.00% 11/24/14                     375,000          376,875
                                                                    -----------
                                                                        376,875
                                                                    -----------
Bermuda - 0.12%
   Intelsat 6.50% 11/1/13                              315,000          268,969
                                                                    -----------
                                                                        268,969
                                                                    -----------
Canada - 1.40%
   Abitibi-Consolidated
      6.95% 12/15/06                                   445,000          462,244
   Ispat Inland 9.75% 4/1/14                           315,000          381,938
  *Jean Coutu Group 144A
      8.50% 8/1/14                                     500,000          510,000
   Rogers Cablesystems
      10.00% 3/15/05                                 1,065,000        1,086,299
      11.00% 12/1/15                                   300,000          336,000
 o*Secunda International 144A
      9.76% 9/1/12                                     315,000          311,850
                                                                    -----------
                                                                      3,088,331
                                                                    -----------
Cayman Islands - 0.51%
  *Apex Silver Mines 144A
      2.875% 3/15/24                                 1,000,000          908,750
   Bluewater Finance
      10.25% 2/15/12                                   198,000          215,820
                                                                    -----------
                                                                      1,124,570
                                                                    -----------
France - 0.19%
   Rhodia 8.875% 6/1/11                                420,000          413,700
                                                                    -----------
                                                                        413,700
                                                                    -----------
Ireland - 0.54%
   Smurfit Capital 6.75% 11/20/05                      815,000          837,413
   Smurfit Capital Funding
      7.50% 11/20/25                                   350,000          350,000
                                                                    -----------
                                                                      1,187,413
                                                                    -----------
Liberia - 0.25%
   Royal Caribbean Cruises
      7.25% 3/15/18                                    500,000          543,750
                                                                    -----------
                                                                        543,750
                                                                    -----------
Luxembourg - 0.08%
  *BCP Caylux Holdings 144A
      9.625% 6/15/14                                   150,000          169,125
                                                                    -----------
                                                                        169,125
                                                                    -----------

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
  OF NET ASSETS

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
FOREIGN BONDS (continued)
Marshall Island - 0.14%
   OMI 7.625% 12/1/13                               $  285,000       $  308,156
                                                                     ----------
                                                                        308,156
                                                                     ----------
Netherlands - 0.10%
   Schlumberger 2.125% 6/1/23                          200,000          215,500
                                                                     ----------
                                                                        215,500
                                                                     ----------
Norway - 0.29%
   Petroleum Geo-Services
      8.00% 11/5/06                                    105,000          107,100
      10.00% 11/5/10                                   455,000          520,975
                                                                     ----------
                                                                        628,075
                                                                     ----------
Singapore - 0.20%
  *Flextronics International 144A
      6.25% 11/15/14                                   195,000          191,588
  *Stats Chippac 144A
      6.75% 11/15/11                                   260,000          256,750
                                                                     ----------
                                                                        448,338
                                                                     ----------
Sweden - 0.21%
   Stena 9.625% 12/1/12                                325,000          368,875
  *Stena 144A 7.00% 12/1/16                             90,000           88,650
                                                                     ----------
                                                                        457,525
                                                                     ----------
Virgin Islands - 0.19%
   Chippac International
      12.75% 8/1/09                                    390,000          416,988
                                                                     ----------
                                                                        416,988
                                                                     ----------
TOTAL FOREIGN BONDS
   (cost $9,631,901)                                                  9,647,315
                                                                     ----------
CONVERTIBLE BONDS - 4.12%
Banking, Finance & Insurance - 0.50%
   PMI Group 2.50% 7/15/21                           1,000,000        1,106,250
                                                                     ----------
                                                                      1,106,250
                                                                     ----------
Cable, Media & Publishing - 0.59%
   Mediacom Communications
      5.25% 7/1/06                                   1,000,000          982,500
   Quebecor World USA 6.00% 10/1/07                    300,000          309,000
                                                                     ----------
                                                                      1,291,500
                                                                     ----------
Computers & Technology - 0.48%
 #*ON Semiconductor 144A
      0.28% 4/15/24                                  1,500,000        1,053,750
                                                                     ----------
                                                                      1,053,750
                                                                     ----------
Consumer Services - 0.25%
   Fluor 1.50% 2/15/24                                 500,000          554,375
                                                                     ----------
                                                                        554,375
                                                                     ----------
Electronics & Electrical Equipment - 0.12%
  *Solectron 144A 0.50% 2/15/34                        275,000          258,500
                                                                     ----------
                                                                        258,500
                                                                     ----------
Energy - 0.49%
   Halliburton 3.125% 7/15/23                          850,000        1,085,875
                                                                     ----------
                                                                      1,085,875
                                                                     ----------
Healthcare & Pharmaceuticals - 0.57%
  oWyeth 1.36% 1/15/24                               1,250,000        1,263,825
                                                                     ----------
                                                                      1,263,825
                                                                     ----------

                                                     Principal        Market
                                                  Amount (U.S. $)      Value
CONVERTIBLE BONDS (continued)
Industrial Machinery - 0.23%
  *Human Genome 144A
      2.25% 10/15/11                                $  500,000       $  498,750
                                                                     ----------
                                                                        498,750
                                                                     ----------
Leisure, Lodging & Entertainment - 0.22%
  *Regal Entertainment 144A
      3.75% 5/15/08                                    350,000          481,688
                                                                     ----------
                                                                        481,688
                                                                     ----------
REITs - 0.06%
   Meristar Hospitality 9.50% 4/1/10                   100,000          121,125
                                                                     ----------
                                                                        121,125
                                                                     ----------
Retail - 0.40%
  *Saks 144A 2.00% 3/15/24                             925,000          883,375
                                                                     ----------
                                                                        883,375
                                                                     ----------

Utilities - 0.21%
   CenterPoint Energy 3.75% 5/15/23                    400,000          457,000
                                                                     ----------
                                                                        457,000
                                                                     ----------
TOTAL CONVERTIBLE BONDS
   (cost $9,121,098)                                                  9,056,013
                                                                     ----------
                                                     Number of
                                                       Shares
CONVERTIBLE PREFERRED STOCK- 2.77%
Automobiles & Automotive Parts - 0.31%
   General Motors 5.25%                                 30,000          690,600
                                                                     ----------
                                                                        690,600
                                                                     ----------
Banking, Finance & Insurance - 0.40%
   Chubb 7.00%                                          20,000          587,400
   Lehman Brothers Holdings 6.25%                       11,250          292,500
                                                                     ----------
                                                                        879,900
                                                                     ----------
Cable, Media & Publishing - 0.55%
   Interpublic Group 5.375%                             25,800        1,200,990
                                                                     ----------
                                                                      1,200,990
                                                                     ----------
Energy - 0.27%
   Chesapeake Energy 6.00%                               6,500          590,688
                                                                     ----------
                                                                        590,688
                                                                     ----------
Food, Beverage & Tobacco - 0.30%
   Constellation Brands 5.75%                           18,200          656,110
                                                                     ----------
                                                                        656,110
                                                                     ----------
Paper & Forest Products - 0.33%
   Temple-Inland 7.50%                                  14,000          724,780
                                                                     ----------
                                                                        724,780
                                                                     ----------
Telecommunications - 0.55%
   Lucent Technologies Capital Trust I 7.75%             1,000        1,216,940
                                                                     ----------
                                                                      1,216,940
                                                                     ----------
Utilities - 0.06%
   Aquila 6.75%                                          4,000          132,000
                                                                     ----------
                                                                        132,000
                                                                     ----------
TOTAL CONVERTIBLE PREFERRED STOCK
   (cost $6,206,982)                                                  6,092,008
                                                                     ----------
                                       11

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
  OF NET ASSETS

                                                      Number of       Market
                                                        Shares         Value
PREFERRED STOCK - 1.61%
Energy - 0.11%
   Chesapeake Energy 5.00%                               2,000       $  250,750
                                                                     ----------
                                                                        250,750
                                                                     ----------
Leisure, Lodging & Entertainment - 0.28%
   WestCoast Hospital 9.50%                             24,000          624,000
                                                                     ----------
                                                                        624,000
                                                                     ----------
REITs - 1.16%
   Equity Inns Series B 8.75%                           18,300          488,610
   LaSalle Hotel Properties 10.25%                      36,500        1,026,014
   Ramco-Gershenson Properties 9.50%                    15,700          433,477
   SL Green Realty 7.625%                               23,000          596,563
                                                                     ----------
                                                                      2,544,664
                                                                     ----------
Utilities - 0.06%
   Public Service Enterprise Group 10.25%                2,400          139,920
   TNP Enterprises PIK 14.50%                                1              938
                                                                     ----------
                                                                        140,858
                                                                     ----------
TOTAL PREFERRED STOCK
      (cost $3,438,548)                                               3,560,272
                                                                     ----------
EXCHANGE TRADED FUNDS- 0.79%
   iShares Dow Jones U.S. Real Estate
      Index Fund                                        14,600        1,726,888
                                                                     ----------
TOTAL EXCHANGE TRADED FUNDS
      (cost $1,550,582)                                               1,726,888
                                                                     ----------
WARRANTS- 0.00%
 +*Solutia 144A, exercise price $7.59,
      expiration date 7/15/09                               12                0
                                                                     ----------
TOTAL WARRANTS (cost $1,021)                                                  0
                                                                     ----------
                                                      Principal
                                                   Amount (U.S. $)
REPURCHASE AGREEMENTS - 9.01%
   With BNP Paribas 1.94% 12/1/04
      (dated 11/30/04, to be repurchased
      at $10,367,559, collateralized by
      $9,383,000 U.S. Treasury Bills due
      3/3/05, market value $9,331,137
      and $1,257,000 U.S. Treasury Bills due
      5/12/05, market value $1,244,518)            $10,367,000       10,367,000

   With UBS Warburg 1.94% 12/1/04
      (dated 11/30/04, to be repurchased
      at $9,463,510, collateralized by
      $3,154,000 U.S. Treasury Bills due
      12/23/04, market value $3,150,403
      and $6,558,000 U.S. Treasury Bills due
      4/14/05, market value $6,505,786)              9,463,000        9,463,000
                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
   (cost $19,830,000)                                                19,830,000
                                                                  -------------

TOTAL MARKET VALUE OF SECURITIES - 98.26%
   (cost $208,472,081)                                            $ 216,157,667
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.74%                                         3,818,719
                                                                   ------------
NET ASSETS APPLICABLE TO 19,919,257 SHARES
   OUTSTANDING - 100.00%                                           $219,976,386
                                                                   ============

Net Asset Value - Delaware Dividend Income Fund
   Class A ($105,252,660 / 9,528,314 Shares)                             $11.05
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Class B ($32,165,013 / 2,913,468 Shares)                              $11.04
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Class C ($82,083,013 / 7,434,401 Shares)                              $11.04
                                                                         ------
Net Asset Value  - Delaware Dividend Income Fund
   Class R ($373,167 / 33,797 Shares)                                    $11.04
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Institutional Class ($102,533 / 9,277 Shares)                         $11.05
                                                                         ------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest
   (unlimited authorization - no par)                              $209,954,887
Undistributed net investment income                                   1,056,427
Accumulated net realized gain on investments                          1,279,486
Net unrealized appreciation of investments                            7,685,586
                                                                   ------------
Total net assets                                                   $219,976,386
                                                                   ============

 *Securities exempt from registration under 144A of the Securities Act of 1933.
  See Note 7 in "Notes to Financial Statements."

 +Non-income producing security for the year ended November 30, 2004.

++Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

 #Zero coupon bond. The interest rate shown is the yield at the time of purchase.

 oVariable rate notes. The interest rate shown is the rate at November 30, 2004.

SUMMARY OF ABBREVIATIONS:
PIK - Pay-in-kind
REITs - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE --
  DELAWARE DIVIDEND INCOME FUND
Net asset value Class A (A)                                              $11.05
Sales charge (5.75% of offering price) (B)                                 0.67
                                                                         ------
Offering price                                                           $11.72
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                          DELAWARE DIVIDEND INCOME FUND
  OF OPERATIONS                                    Year Ended November 30, 2004

INVESTMENT INCOME:
   Dividends                                                               $2,544,797
   Interest                                                                 2,100,775
   Foreign tax withheld                                                        (3,183)          $ 4,642,389
                                                                           ----------           -----------

EXPENSES:
   Management fees                                                            710,153
   Distribution expenses -- Class A                                           150,170
   Distribution expenses -- Class B                                           158,968
   Distribution expenses -- Class C                                           380,595
   Distribution expenses -- Class R                                             1,169
   Dividend disbursing and transfer agent fees and expenses                   145,580
   Registration fees                                                          130,325
   Reports and statements to shareholders                                      50,457
   Accounting and administration expenses                                      38,195
   Professional Fees                                                           24,549
   Custodian Fees                                                               8,993
   Trustees' Fees                                                               5,830
   Pricing Fees                                                                 5,484
   Other                                                                        3,454             1,813,922
                                                                           ----------
   Less expenses absorbed or waived                                                                (307,197)
   Less waiver of distribution expenses -- Class A                                                  (25,028)
   Less expenses paid indirectly                                                                       (450)
                                                                                                -----------
   Total expenses                                                                                 1,481,247
                                                                                                -----------
NET INVESTMENT INCOME                                                                             3,161,142
                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on:
      Investments                                                                                 1,623,086
      Foreign currencies                                                                                586
                                                                                                -----------
   Net realized gain                                                                              1,623,672
   Net change in unrealized appreciation/depreciation of investments                              7,298,755
                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                   8,922,427
                                                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ 12,083,569
                                                                                               ============

See accompanying notes

STATEMENTS                                         DELAWARE DIVIDEND INCOME FUND
  OF CHANGES IN NET ASSETS

                                                                                                 Year Ended
                                                                                        11/30/04             11/30/03
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                               $  3,161,142          $   195,849
  Net realized gain on investments                                                       1,623,672              115,690
  Net change in unrealized appreciation/depreciation of investments                      7,298,755              433,193
                                                                                      ------------          -----------
  Net increase in net assets resulting from operations                                  12,083,569              744,732
                                                                                      ------------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A                                                                             (1,382,695)                 (83)
    Class B                                                                               (334,815)                  --
    Class C                                                                               (794,269)                  --
    Class R                                                                                 (4,793)                  --
    Institutional Class                                                                   (119,652)            (172,891)

  Net realized gain on investments:
    Class A                                                                                (32,120)                  --
    Class B                                                                                (11,519)                  --
    Class C                                                                                (24,930)                  --
    Class R                                                                                    (10)                  --
    Institutional Class                                                                    (13,041)                  --
                                                                                      ------------          -----------
                                                                                        (2,717,844)            (172,974)
                                                                                      ------------          -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                            103,634,846            5,863,682
    Class B                                                                             29,742,332            2,117,277
    Class C                                                                             76,439,150            4,302,013
    Class R                                                                                349,869                3,010
    Institutional Class                                                                     92,571               15,207

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                              1,067,277                   83
    Class B                                                                                274,814                   --
    Class C                                                                                603,599                   --
    Class R                                                                                  4,803                   --
    Institutional Class                                                                    130,995              172,891
                                                                                      ------------          -----------
                                                                                       212,340,256           12,474,163
                                                                                      ------------          -----------
  Cost of shares repurchased:
    Class A                                                                             (9,699,802)             (98,673)
    Class B                                                                             (1,349,886)             (12,463)
    Class C                                                                             (2,649,479)                (989)
    Class R                                                                                     (3)                  --
    Institutional Class                                                                 (4,198,164)                 (15)
                                                                                      ------------          -----------
                                                                                       (17,897,334)            (112,140)
                                                                                      ------------          -----------
Increase in net assets derived from capital share transactions                         194,442,922           12,362,023
                                                                                                            -----------
NET INCREASE IN NET ASSETS                                                             203,808,647           12,933,781
                                                                                      ------------          -----------
NET ASSETS:
  Beginning of year                                                                     16,167,739            3,233,958
                                                                                      ------------          -----------
  End of year (including undistributed net investment income of $1,046,063
    and $191,505, respectively)                                                       $219,976,386          $16,167,739
                                                                                      ============          ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE DIVIDEND INCOME FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/04    11/30/03    11/30/02(1)  11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.210      $9.030       $9.230      $9.600       $9.430

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.345       0.450        0.429       0.405        0.403
Net realized and unrealized gain (loss) on investments          0.891       1.213       (0.196)     (0.041)       0.285
                                                              -------     -------       ------      ------       ------
Total from investment operations                                1.236       1.663        0.233       0.364        0.688
                                                              -------     -------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.362)     (0.483)      (0.433)     (0.400)      (0.420)
Net realized gain on investments                               (0.034)         --           --      (0.334)      (0.098)
                                                              -------     -------       ------      ------       ------
Total dividends and distributions                              (0.396)     (0.483)      (0.433)     (0.734)      (0.518)
                                                              -------     -------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                $11.050     $10.210       $9.030      $9.230       $9.600
                                                              =======     =======       ======      ======       ======

TOTAL RETURN(3)                                                12.38%      19.45%        2.58%       3.87%        7.66%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                      $105,253      $5,821           $1          --          $24
Ratio of expenses to average net assets                         1.00%       0.79%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.32%       2.05%        1.30%       1.05%        1.24%
Ratio of net investment income to average net assets            3.26%       4.69%        4.71%       4.38%        4.22%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.94%       3.43%        4.16%       4.08%        3.73%
Portfolio turnover                                                95%        212%         188%         89%          41%

(1) As required, effective December 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes
                                       15

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            DELAWARE DIVIDEND INCOME           DELAWARE DIVIDEND INCOME
                                                                  FUND CLASS B                       FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------
                                                                          10/1/03(1)                         10/1/03(1)
                                                            Year Ended        to               Year Ended        to
                                                             11/30/04      11/30/03             11/30/04      11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.200        $9.950              $10.200        $9.950

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.267         0.051                0.267         0.051
Net realized and unrealized gain on investments                 0.889         0.199                0.889         0.199
                                                              -------       -------              -------       -------
Total from investment operations                                1.156         0.250                1.156         0.250
                                                              -------       -------              -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.282)           --               (0.282)           --
Net realized gain on investments                               (0.034)           --               (0.034)           --
                                                              -------       -------              -------       -------
Total dividends and distributions                              (0.316)           --               (0.316)           --
                                                              -------       -------              -------       -------

NET ASSET VALUE, END OF PERIOD                                $11.040       $10.200              $11.040       $10.200
                                                              =======       =======              =======       =======

TOTAL RETURN(3)                                                11.54%         2.51%               11.53%         2.51%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                       $32,165        $2,125              $82,083        $4,341
Ratio of expenses to average net assets                         1.75%         1.75%                1.75%         1.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.02%         4.10%                2.02%         4.10%
Ratio of net investment income to average net assets            2.51%         3.65%                2.52%         3.65%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.25%         1.30%                2.25%         1.30%
Portfolio turnover                                                95%          212%                  95%          212%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes
                                       16

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                          DELAWARE DIVIDEND INCOME FUND CLASS R
------------------------------------------------------------------------------------------------
                                                                                 10/1/03(1)
                                                                Year Ended           to
                                                                 11/30/04         11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.220          $9.950

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)                                            0.308           0.056
Net realized and unrealized gain on investments                     0.879           0.214
                                                                  -------         -------
Total from investment operations                                    1.187           0.270
                                                                  -------         -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                              (0.333)             --
Net realized gain on investments                                   (0.034)             --
                                                                  -------         -------
Total dividends and distributions                                  (0.367)             --
                                                                  -------         -------

NET ASSET VALUE, END OF PERIOD                                    $11.040         $10.220
                                                                  =======         =======

TOTAL RETURN(3)                                                    11.86%           2.71%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $373              $3
Ratio of expenses to average net assets                             1.35%           1.35%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                           1.62%           3.70%
Ratio of net investment income to average net assets                2.89%           4.05%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly                2.62%           1.70%
Portfolio turnover                                                    95%            212%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes
                                       17

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               DELAWARE DIVIDEND INCOME FUND INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             11/30/04    11/30/03    11/30/02(1)  11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.220      $9.030       $9.230      $9.600       $9.420

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                        0.371       0.453        0.429       0.405        0.403
Net realized and unrealized gain (loss) on investments          0.882       1.220       (0.196)     (0.041)       0.295
                                                              -------     -------       ------      ------       ------
Total from investment operations                                1.253       1.673        0.233       0.364        0.698
                                                              -------     -------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                          (0.389)     (0.483)      (0.433)     (0.400)      (0.420)
Net realized gain on investments                               (0.034)         --           --      (0.334)      (0.098)
                                                              -------     -------       ------      ------       ------
Total dividends and distributions                              (0.423)     (0.483)      (0.433)     (0.734)      (0.518)
                                                              -------     -------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                                $11.050     $10.220       $9.030      $9.230       $9.600
                                                              =======     =======       ======      ======       ======

TOTAL RETURN(3)                                                12.55%      19.56%        2.58%       3.87%        7.78%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $102      $3,879       $3,233      $3,265       $3,145
Ratio of expenses to average net assets                         0.75%       0.75%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.02%       1.75%        1.00%       0.75%        0.94%
Ratio of net investment income to average net assets            3.49%       4.73%        4.71%       4.38%        4.22%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            3.22%       3.73%        4.46%       4.38%        4.03%
Portfolio turnover                                                95%        212%         188%         89%          41%

(1) As required, effective December 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes
                                       18

NOTES                                              DELAWARE DIVIDEND INCOME FUND
  TO FINANCIAL STATEMENTS                          November 30, 2004

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income and the potential for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges or among dealers, news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amounts of these expenses was approximately $47 for the year ended November 30, 2004. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2004 were approximately $403. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS
   AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on daily average net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through May 31, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. DDLP has contracted to waive distribution and service fees through January 31, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

NOTES                                              DELAWARE DIVIDEND INCOME FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS
   AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
At November 30, 2004, the Fund had liabilities payable to affiliates as follows:

           Investment management fee payable to DMC          $13,728
           Dividend disbursing, transfer agent
             accounting and administration fees and
             other expenses payable to DSC                    28,556
           Other expenses payable to DMC and affiliates        5,590

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2004, the Fund was charged $5,783 for internal legal services provided by DMC.

For the year ended November 30, 2004, DDLP earned $417,052 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2004, the Fund made purchases of $269,098,226 and sales of $95,311,343 of investment securities other than short-term investments.

At November 30, 2004, the cost of investments for federal income tax purposes was $208,666,650. At November 30, 2004, the net unrealized appreciation was $7,491,017 of which $11,147,397 related to unrealized appreciation of investments and $3,656,380 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 was as follows:

                                              Year Ended
                                        11/30/04     11/30/03
                                        --------     --------
             Ordinary income           $2,717,844    $172,974

As of November 30, 2004, the components of net assets on a tax basis were as follows:

       Shares of beneficial interest                        $209,954,887
       Undistributed ordinary income                           2,394,474
       Undistributed long-term capital gains                     136,008
       Unrealized appreciation of investments                  7,491,017
                                                            ------------
       Net assets                                           $219,976,386
                                                            ============

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

               Undistributed net                  Accumulated
               investment income                 realized gain
               -----------------                 -------------
                   $339,418                         $(339,418)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                              Year Ended
                                                         11/30/04    11/30/03
Shares sold:
  Class A                                               9,774,324     579,601
  Class B                                               2,806,174     209,452
  Class C                                               7,203,243     425,577
  Class R                                                  33,044         298
  Institutional Class                                       8,765       1,484

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                 101,364          10
  Class B                                                  26,108          --
  Class C                                                  57,292          --
  Class R                                                     455          --
  Institutional Class                                      12,554      20,198
                                                       ----------   ---------
                                                       20,023,323   1,236,620
                                                       ----------   ---------
Shares repurchased:
  Class A                                                (917,417)     (9,712)
  Class B                                                (127,032)     (1,234)
  Class C                                                (251,612)        (99)
  Institutional Class                                    (391,674)         (2)
                                                       ----------   ---------
                                                       (1,687,735)    (11,047)
                                                       ----------   ---------
Net increase                                           18,335,588   1,225,573
                                                       ==========   =========

For the year ended November 30, 2004, 24,503 Class B shares were converted to 24,480 Class A shares valued at $262,099. These amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at November 30, 2004, or at any time during the period.

NOTES                                              DELAWARE DIVIDEND INCOME FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISKS
The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in high-yield fixed-income securities, which carry ratings of BBB or lower by Standard & Poor's Ratings Group and/or Baa or lower by Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2004. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

8. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

9. TAX INFORMATION (UNAUDITED)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term        Ordinary
Capital Gains       Income             Total            (C)
Distributions    Distributions     Distributions     Qualifying
 (Tax Basis)      (Tax Basis)       (Tax Basis)     Dividends(1)
-------------    -------------     -------------    ------------
     --               100%             100%              50%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Delaware Group Equity Funds V - Delaware Dividend
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of the Delaware Dividend Income Fund (one of the series constituting the Delaware Group Equity Funds V) (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Dividend Income Fund of Delaware Group Equity Funds V at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
January 14, 2005

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen       Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)                Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   JUDE T. DRISCOLL(2)    Chairman, President        4 Years -           Since August 2000,             75             None
   2005 Market Street   Chief Executive Officer Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA       and Trustee (4)                         various executive capacities
       19103                                         1 year -          at different times at
                                                      Trustee         Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   WALTER P. BABICH              Trustee            16 Years               Board Chairman -            92             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   JOHN H. DURHAM                Trustee            25 Years(3)            Private Investor            92       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   JOHN A. FRY                   Trustee(4)          3 Years                  President -              75          Director -
 2005 Market Street                                                    Franklin & Marshall College              Community Health
 Philadelphia, PA                                                        (June 2002 - Present)                       Systems
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  ANTHONY D. KNERR               Trustee            11 Years         Founder/Managing Director -       92             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen       Held by
  Address                      Held with          Length of Time               During           by Trustee/Director Trustee/Director
and Birthdate                   Fund(s)                Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   ANN R. LEVEN                  Trustee              15 Years     Treasurer/Chief Fiscal Officer -    92           Director and
 2005 Market Street                                                     National Gallery of Art                   Audit Committee
 Philadelphia, PA                                                           (1994 - 1999)                        Chairperson - Andy
     19103                                                                                                        Warhol Foundation

                                                                                                                     Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   THOMAS F. MADISON             Trustee             10 Years               President/Chief            92           Director -
   2005 Market Street                                                     Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                                Director -
                                                                                                                Digital River Inc.

                                                                                                                Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   JANET L. YEOMANS              Trustee              5 Years           Vice President/Mergers &       92             None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    JOSEPH H. HASTINGS          Executive             1 Year          Mr. Hastings has served in       92             None(5)
    2005 Market Street       Vice President                          various executive capacities
     Philadelphia, PA              and                                  at different times at
         19103               Chief Financial                            Delaware Investments.
                                 Officer


   Decenber 19, 1949

   RICHELLE S. MAESTRO   Executive Vice President,    1 Year         Ms. Maestro has served in         92             None(5)
   2005 Market Street       Chief Legal Officer                    various executive capacities
    Philadelphia, PA          and Secretary                           at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   MICHAEL P. BISHOF        Senior Vice President     8 Years          Mr. Bishof has served in        92             None(5)
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Dividend Income Fund and the Delaware Investments
Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                               AFFILIATED OFFICERS                           CONTACT INFORMATION

JUDE T. DRISCOLL                                JOSEPH H. HASTINGS                            INVESTMENT MANAGER
Chairman                                        Executive Vice President and                  Delaware Management Company
Delaware Investments Family of Funds            Chief Financial Officer                       Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                              NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                              Delaware Distributors, L.P.
Board Chairman                                  RICHELLE S. MAESTRO                           Philadelphia, PA
Citadel Construction Corporation                Executive Vice President,
King of Prussia, PA                             Chief Legal Officer and Secretary             SHAREHOLDER SERVICING, DIVIDEND
                                                Delaware Investments Family of Funds          DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                                  Philadelphia, PA                              Delaware Service Company, Inc.
Private Investor                                                                              2005 Market Street
Gwynedd Valley, PA                              MICHAEL P. BISHOF                             Philadelphia, PA 19103-7094
                                                Senior Vice President and Treasurer
JOHN A. FRY                                     Delaware Investments Family of Funds          FOR SHAREHOLDERS
President                                       Philadelphia, PA                              800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                                 FOR SECURITIES DEALERS AND FINANCIAL
                                                                                              INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                              800 362-7500
Managing Director
Anthony Knerr & Associates                                                                    WEB SITE
New York, NY                                                                                  www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC                                  +----------------------------------------------------------------------------------+
                                                | The Fund files its complete schedule of portfolio holdings with the Securities   |
THOMAS F. MADISON                               | and Exchange Commission for the first and third quarters of each fiscal year on  |
President and Chief Executive Officer           | Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and     |
MLM Partners, Inc.                              | procedures that the Fund uses to determine how to vote proxies (if any) relating |
Minneapolis, MN                                 | to portfolio securities is available without charge (i) upon request, by calling |
                                                | 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; |
JANET L. YEOMANS                                | and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms   |
Vice President/Mergers & Acquisitions           | N-Q may be reviewed and copied at the Commission's Public Reference Room in      |
3M Corporation                                  | Washington, DC; information on the operation of the Public Reference Room may be |
St. Paul, MN                                    | obtained by calling 1-800-SEC-0330.                                              |
                                                |                                                                                  |
                                                | Information (if any) regarding how the Fund voted proxies relating to portfolio  |
                                                | securities during the most recently disclosed 12-month period ended June 30 is   |
                                                | available without charge (i) through the Fund's Web site at                      |
                                                | http://www.delawareinvestments.com; and (ii) on the Commission's Web site at     |
                                                | http://www.sec.gov.                                                              |
                                                +----------------------------------------------------------------------------------+


(9101)                                                                                                            Printed in the USA
AR-129 [11/04] IVES 1/05                                                                                                       J9927

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

VALUE-EQUITY


ANNUAL REPORT                                                  NOVEMBER 30, 2004
--------------------------------------------------------------------------------
DELAWARE SMALL CAP VALUE FUND


[LOGO]
  POWERED BY RESEARCH.(SM)

TABLE
  OF CONTENTS

-------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                       1
-------------------------------------------------------------------
PERFORMANCE SUMMARY                                               3
-------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                       5
-------------------------------------------------------------------
SECTOR ALLOCATION                                                 6
-------------------------------------------------------------------
FINANCIAL STATEMENTS:

  Statement of Net Assets                                         7

  Statement of Operations                                        10

  Statements of Changes in Net Assets                            11

  Financial Highlights                                           12

  Notes to Financial Statements                                  17
-------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                        20
-------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                       21
-------------------------------------------------------------------

    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

PORTFOLIO                                          DELAWARE SMALL CAP VALUE FUND
  MANAGEMENT REVIEW                                December 10, 2004

FUND MANAGER
Christopher S. Beck
Senior Portfolio Manager

Q: WHAT WAS THE NATURE OF SMALL-CAP EQUITY INVESTING FOR THE 12 MONTHS ENDED NOVEMBER 30, 2004?
A: The steady appreciation in small-cap equities that began in earnest during the spring of 2003 lasted for just over one year. In early April 2004, stock prices reversed course, as unexpectedly promising employment news, solid consumer demand, and higher-than-anticipated inflationary pressures caused investors to fear rising interest rates. The slide in equity prices came to a halt in August, as stronger-than-anticipated earnings for the first half of 2004 helped diminish investor risk aversion, and prices began another period of steady ascension through fiscal year-end.

Among sectors for the 12-month period, energy performed exceptionally well, as did the materials group. While information technology-related stocks were the market's underperformers for the one-year period, they nonetheless experienced a measure of renewed interest on the part of investors in the final months of the period.

Q: HOW DID THE FUND PERFORM DURING ITS FISCAL YEAR?
A: Value-oriented stocks and small caps in particular performed well during the past 12 months as investors sought companies with appealing valuations and strong balance sheets. Delaware Small Cap Value Fund returned +20.52% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2004. The Fund's benchmark, the Russell 2000 Value Index, rose +23.71% for the same period, while its peer group, the Lipper Small-Cap Funds Average, gained +21.83% (source: Lipper Inc.).


Q: CAN YOU DESCRIBE YOUR INVESTMENT STRATEGY DURING THE PAST 12 MONTHS?
A: As always, Delaware Small Cap Value Fund invests primarily in small companies whose stock prices appear low relative to their underlying value or future potential. During the past year, there were many opportunities for favorable purchases within the small-cap value arena, particularly among economically-sensitive stocks.

Basic industry-type companies, such as those involved with the processing of metals, paper, and chemicals, prospered in an environment of general economic expansion, which included increased building and manufacturing. We currently remain somewhat cautious of the technology sector, and favor only those companies with strong earnings prospects. Despite some setbacks within the Fund's portfolio for the 12-month period, we believe technology companies in general may be poised for success going forward.

Q: WHICH PORTFOLIO HOLDINGS CONTRIBUTED POSITIVELY TO FUND PERFORMANCE?
A: Energy stocks were strong performers during the fiscal year, which was a direct result of the dramatic rise in oil prices. Our position in Whiting Petroleum, which specializes in oil and natural gas exploration and production, helped boost the Fund's return for the 12-month period.

As construction activity increased during the past year, commodity prices rose. Texas Industries, which produces steel and cement/concrete products for the construction and manufacturing industries, was in a strong position to capitalize on this trend and gained just over 100 percent for the period.

Investments in residential and commercial real estate remained strong during the fiscal year, enabling real estate investment trusts (REITs) to perform well for the period. The Fund benefited from a position in Reckson Associates Realty, which specializes in office and industrial real estate in Manhattan and its surrounding counties. The company recently underwent a managerial restructuring, which we believe better positions the company for long-term success.

Q: WHICH HOLDINGS DETRACTED FROM FUND PERFORMANCE FOR THE FISCAL YEAR?
A: Technology-related companies, which were the big winners of 2003, offered disappointing results for the recently concluded fiscal year, as profitability expectations among technology stocks came in question. Because technology- and electronics-related companies comprise over 10 percent of the portfolio, slumping prices in these areas detracted from Fund performance relative to the benchmark index. We experienced negative performance from International Rectifier, a supplier of power semiconductors, and QAD, a business software developer and supplier. We believe the rebound in technology related equities that emerged late in the period may continue moving forward, and our positioning in this group might well enable us to participate in any price appreciation.

Within the transportation industry, airlines continued to struggle as a result of both pricing pressures from smaller low-cost carriers and increasing costs, particularly from the dramatic rise in oil prices. Continental Airlines, a Fund holding, announced in November that it intends to cut costs dramatically moving forward by decreasing employee pay and benefits, along with other measures.

Performance by retail athletic clothier Sports Authority detracted from Fund performance during the period. The company recently merged with Gart Sports, which sells sports gear and equipment. As a result of the merger, we anticipate favorable long-term growth from the company and, as a result, have maintained our position in the stock.

Another poor performer for the 12-month period was generic pharmaceutical producer Par Pharmaceuticals, which has recently faced increasing competition. We sold our position in Par Pharmaceuticals earlier in the year as we identified positive pricing opportunities.

DELAWARE
  SMALL CAP VALUE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Small Cap Value Fund prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2004                       Lifetime   10 Years     Five Years  One Year
---------------------------------------------------------------------------------------------
Class A (Est. 6/24/87)
Excluding Sales Charge                          +13.63%     +13.82%      +15.65%     +20.52%
Including Sales Charge                          +13.24%     +13.15%      +14.29%     +13.59%
---------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                          +12.33%     +13.18%      +14.84%     +19.69%
Including Sales Charge                          +12.33%     +13.18%      +14.58%     +15.69%
---------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                          +12.46%         --       +14.85%     +19.69%
Including Sales Charge                          +12.46%         --       +14.85%     +18.69%
---------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class B shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended November 30, 2004 for Delaware Small Cap Value Fund's Class R shares were +28.61% and +20.15%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for the lifetime (since 6/24/87), 10-year, five-year, and one-year periods ended November 30, 2004 for Delaware Small Cap Value Fund's Institutional Class were +13.87%, +14.16%, +16.01%, and +20.88%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:      DEVIX
Nasdaq Class R symbol:                  DVLRX

DELAWARE
  SMALL CAP VALUE FUND

FUND BASICS
As of November 30, 2004
------------------------------------
FUND OBJECTIVE:
The Fund seeks capital appreciation.
------------------------------------
TOTAL FUND NET ASSETS:
$476.3 million
------------------------------------
NUMBER OF HOLDINGS:
119
------------------------------------
FUND START DATE:
June 24, 1987
------------------------------------


YOUR FUND MANAGER:
--------------------------------------------------------------------------------
Christopher S. Beck holds a bachelor's degree from the University of Delaware and an MBA from Lehigh University. Mr. Beck has 23 years of experience in the investment industry. Prior to joining Delaware Investments in 1997, he was director of research at Cypress Capital Management, chief investment officer of the University of Delaware Endowment Fund, and manager of a small-cap fund at Pitcairn Trust Company. Mr. Beck is a CFA charterholder.
--------------------------------------------------------------------------------

NASDAQ SYMBOLS:
Class A  DEVLX
Class B  DEVBX
Class C  DEVCX
--------------------------------------------------------------------------------


PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1994 through November 30, 2004


                            DELAWARE SMALL CAP
                               VALUE FUND              RUSSELL 2000
                             CLASS A SHARES            VALUE INDEX
            30-Nov-94            $9,425                  $10,000
            30-Nov-95           $11,347                  $12,564
            30-Nov-96           $13,511                  $15,226
            30-Nov-97           $18,427                  $20,023
            30-Nov-98           $17,049                  $18,777
            30-Nov-99           $16,621                  $18,510
            30-Nov-00           $17,790                  $21,155
            30-Nov-01           $20,933                  $25,188
            30-Nov-02           $21,268                  $24,732
            30-Nov-03           $28,541                  $33,366
            30-Nov-04           $34,398                  $41,277


Chart assumes $10,000 invested on November 30, 1994 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

DISCLOSURE                      For the Period June 1, 2004 to November 30, 2004
  OF FUND EXPENSES


As a shareholder of the fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2004 to November 30, 2004.

ACTUAL EXPENSES
The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

"Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

DELAWARE SMALL CAP VALUE FUND(1)
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Beginning    Ending        Annualized    Expenses
                                                             Account     Account        Expense    Paid During
                                                              Value       Value          Ratio        Period
                                                             6/1/04      11/30/04                   6/1/04 to
                                                                                                     11/30/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00    $1,157.70        1.54%        $8.31
Class B                                                     1,000.00     1,153.70        2.24%        12.06
Class C                                                     1,000.00     1,153.70        2.24%        12.06
Class R                                                     1,000.00     1,155.70        1.84%         9.92
Institutional Class                                         1,000.00     1,159.20        1.24%         6.69
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00    $1,017.30        1.54%        $7.77
Class B                                                     1,000.00     1,013.80        2.24%        11.28
Class C                                                     1,000.00     1,013.80        2.24%        11.28
Class R                                                     1,000.00     1,015.85        1.84%         9.27
Institutional Class                                         1,000.00     1,018.80        1.24%         6.26
---------------------------------------------------------------------------------------------------------------

(1) Other expenses are expected to decrease during the Fund's fiscal year ended November 30, 2005 due to a reduction in transfer agent fees associated with servicing retirement accounts. Had this reduction been in effect during the period, the Fund's expense analysis would be as follows:

                                                           Beginning      Ending      Annualized   Expenses
                                                            Account      Account        Expense   Paid During
                                                             Value        Value          Ratio      Period
                                                             6/1/04      11/30/04                  6/1/04 to
                                                                                                    11/30/04
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                                                    $1,000.00    $1,158.15        1.45%       $7.82
Class B                                                     1,000.00     1,154.15        2.15%       11.58
Class C                                                     1,000.00     1,154.15        2.15%       11.58
Class R                                                     1,000.00     1,156.15        1.75%        9.43
Institutional Class                                         1,000.00     1,159.65        1.15%        6.21
---------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                                                    $1,000.00    $1,017.75        1.45%       $7.31
Class B                                                     1,000.00     1,014.25        2.15%       10.83
Class C                                                     1,000.00     1,014.25        2.15%       10.83
Class R                                                     1,000.00     1,016.25        1.75%        8.82
Institutional Class                                         1,000.00     1,019.25        1.15%        5.81
---------------------------------------------------------------------------------------------------------------

SECTOR ALLOCATION                                       As of November 30, 2004
  DELAWARE SMALL CAP VALUE FUND

The SEC adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semiannual shareholder reports, whether or not a schedule of investments is utilized. The following chart lists the Fund's categories of portfolio holdings as a percent of total net assets and is provided in compliance with such requirement.

                                                              PERCENTAGE
SECTOR                                                      OF NET ASSETS
--------------------------------------------------------------------------
COMMON STOCK                                                   96.31%
--------------------------------------------------------------------------
Aerospace & Defense                                             1.55%

Banking & Finance                                               9.85%

Basic Industry/Capital Goods                                   13.24%

Buildings & Materials                                           2.62%

Business Services                                               2.25%

Cable, Media & Publishing                                       0.45%

Chemicals                                                       4.41%

Consumer Products                                               2.54%

Electronics & Electrical Equipment                              3.12%

Energy                                                          9.62%

Environmental Services                                          0.94%

Healthcare & Pharmaceuticals                                    5.36%

Insurance                                                       3.94%

Metals & Mining                                                 2.24%

Packaging & Containers                                          1.78%

Paper & Forest Products                                         1.45%

REITs                                                           3.81%

Retail                                                          7.15%

Technology/Hardware                                             5.68%

Technology/Software                                             1.50%

Telecommunications                                              1.23%

Textiles, Apparel & Furniture                                   5.18%

Transportation                                                  4.45%

Utilities                                                       1.95%
--------------------------------------------------------------------------
EXCHANGE TRADED FUNDS                                           1.60%
--------------------------------------------------------------------------
WARRANTS                                                        0.01%
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS                                           4.70%
--------------------------------------------------------------------------
SECURITIES LENDING COLLATERAL                                  17.00%
--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                              119.62%
--------------------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL            (17.00%)
--------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS                (2.62%)
--------------------------------------------------------------------------
TOTAL NET ASSETS                                              100.00%
--------------------------------------------------------------------------

STATEMENT                                          DELAWARE SMALL CAP VALUE FUND
  OF NET ASSETS                                    November 30, 2004

                                                        Number of     Market
                                                          Shares       Value
COMMON STOCK - 96.31%
Aerospace & Defense - 1.55%
 +Herley Industries                                       142,900   $ 2,942,311
 +United Defense Industries                                97,700     4,425,810
                                                                    -----------
                                                                      7,368,121
                                                                    -----------
Banking & Finance - 9.85%
 *Boston Private Financial Holdings                       194,200     5,260,878
  Colonial BancGroup                                      309,600     6,572,807
 *Commercial Federal                                      145,500     4,238,415
  Compass Bancshares                                       94,300     4,390,608
  First Republic Bank                                     104,600     5,375,394
 *Greater Bay Bancorp                                     165,000     4,793,250
 *MAF Bancorp                                             101,000     4,635,900
  Provident Bankshares                                    140,100     5,147,274
 *Republic Bancorp                                        200,475     3,115,382
 +Sterling Financial                                       85,483     3,415,046
                                                                    -----------
                                                                     46,944,954
                                                                    -----------
Basic Industry/Capital Goods - 13.24%
 *Arch Coal                                               143,500     5,481,700
  Crane                                                   124,900     3,779,474
 *Federal Signal                                           75,800     1,303,760
 +Griffon                                                 250,960     6,294,077
  Harsco                                                   90,300     4,799,445
*+Insituform Technologies Class A                         107,600     2,511,384
 +Jacobs Engineering Group                                 64,900     2,983,453
 *Kaydon                                                  154,100     5,005,168
  Mueller Industries                                       77,900     2,393,867
 *Smith (A.O.)                                             64,200     1,929,210
 +Terex                                                    74,902     3,433,508
 *Texas Industries                                        113,100     6,785,999
  The St. Joe Company                                      95,000     5,210,750
  Universal Forest Products                                46,000     1,985,360
 *Wabtec                                                  227,500     4,679,675
 *Walter Industries                                       178,000     4,482,040
                                                                    -----------
                                                                     63,058,870
                                                                    -----------
Building & Materials - 2.62%
  KB HOME                                                  65,800     5,783,162
 *Thor Industries                                         135,700     4,532,380
*+WCI Communities                                          84,500     2,164,890
                                                                    -----------
                                                                     12,480,432
                                                                    -----------
Business Services - 2.25%
  Brink's                                                 165,400     6,386,094
*+United Stationers                                        90,200     4,318,776
                                                                    -----------
                                                                     10,704,870
                                                                    -----------
Cable, Media & Publishing - 0.45%
  Belo Class A                                             84,600     2,133,612
                                                                    -----------
                                                                      2,133,612
                                                                    -----------
Chemicals - 4.41%
 *Fuller (H.B.)                                           117,100     3,351,402
 *MacDermid                                               159,100     5,858,062
 +PolyOne                                                 391,000     3,608,930
  Spartech                                                127,700     3,569,215
  Westlake Chemical                                       147,200     4,620,608
                                                                    -----------
                                                                     21,008,217
                                                                    -----------
Consumer Products - 2.54%
  Bunge Limited                                           104,500     5,509,240
 +Constellation Brands                                    147,200     6,579,840
                                                                    -----------
                                                                     12,089,080
                                                                    -----------

                                                        Number of     Market
                                                          Shares       Value

COMMON STOCK (continued)
Electronics & Electrical Equipment - 3.12%
 +Checkpoint Systems                                      205,200   $ 3,787,992
*+Plexus                                                  209,600     2,882,000
  Symbol Technologies                                     263,700     3,997,692
 +Technitrol                                              243,400     4,198,650
                                                                    -----------
                                                                     14,866,334
                                                                    -----------
Energy - 9.62%
*+Energy Partners                                         298,000     5,772,260
 +FMC Technologies                                        128,900     4,234,365
*+Grey Wolf                                               710,700     3,908,850
*+Magnum Hunter Resources                                 441,800     5,920,120
 +Newfield Exploration                                    108,600     6,825,510
*+Newpark Resources                                       636,500     3,640,780
 *Southwest Gas                                           150,300     3,817,620
 +W-H Energy Services                                     223,500     5,109,210
*+Whiting Petroleum                                       194,600     6,624,184
                                                                    -----------
                                                                     45,852,899
                                                                    -----------
Environmental Services - 0.94%
 +Casella Waste Systems                                   295,100     4,458,961
                                                                    -----------
                                                                      4,458,961
                                                                    -----------
Healthcare & Pharmaceuticals - 5.36%
 +Alderwoods Group                                        329,700     3,488,226
  Arrow International                                      87,600     2,649,024
 +Genesis HealthCare                                       82,600     2,663,850
*+Kindred Healthcare                                      134,400     3,669,120
 +Ocular Sciences                                          49,700     2,401,206
  Owens & Minor                                           167,000     4,634,250
*+RehabCare Group                                         106,600     2,805,712
 +Service Corporation International                       452,400     3,193,944
                                                                    -----------
                                                                     25,505,332
                                                                    -----------
Insurance - 3.94%
 *AmerUs Group                                            126,300     5,502,891
  Berkley (W.R.)                                          144,600     6,557,610
 *Harleysville Group                                      117,400     2,822,296
  Platinum Underwriters Holdings                          129,600     3,863,376
                                                                    -----------
                                                                     18,746,173
                                                                    -----------
Metals & Mining - 2.24%
 *Gibraltar Steel                                         187,050     4,506,035
 +Golden Star Resources                                   443,200     1,914,624
*+Meridian Gold                                           218,500     4,276,045
                                                                    -----------
                                                                     10,696,704
                                                                    -----------
Packaging & Containers - 1.78%
 +Crown Holdings                                          303,700     3,887,360
 +Pactiv                                                  184,600     4,587,310
                                                                   ------------
                                                                      8,474,670
                                                                    -----------
Paper & Forest Products - 1.45%
 Louisiana-Pacific                                        167,500     4,098,725
 Wausau-Mosinee Paper                                     157,100     2,819,945
                                                                    -----------
                                                                      6,918,670
                                                                    -----------
REITs - 3.81%
  Ashford Hospitality Trust                               184,600     1,827,540
  Camden Property Trust                                   102,200     5,010,866
 *Highland Hospitality                                    264,600     2,979,396
  Prentiss Properties Trust                               115,900     4,333,501
  Reckson Associates Realty                               123,000     3,982,740
                                                                    -----------
                                                                     18,134,043
                                                                    -----------

STATEMENT                                          DELAWARE SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)
                                                        Number of     Market
                                                          Shares       Value
COMMON STOCK (continued)
Retail - 7.15%
 +AnnTaylor Stores                                        185,000  $  4,058,900
  Cato Class A                                            214,500     5,722,861
 +Department 56                                            93,600     1,584,648
 +Electronics Boutique Holdings                           127,600     4,970,020
*+JO-ANN Stores                                            84,385     2,322,275
 *Oakley                                                  170,900     2,076,435
  Pier 1 Imports                                          252,800     4,611,072
 +Shopko Stores                                           156,000     2,789,280
*+Sports Authority                                         93,636     2,669,562
*+Take-Two Interactive Software                            93,600     3,271,320
                                                                   ------------
                                                                     34,076,373
                                                                   ------------
Technology/Hardware - 5.68%
*+Bell Microproducts                                      251,800     2,152,890
*+Entegris                                                354,100     3,463,098
*+Insight Enterprises                                     192,800     3,900,344
 +International Rectifier                                  98,500     4,170,490
 +Overland Storage                                        208,700     3,099,195
*+Photronics                                               96,800     1,823,712
 +Storage Technology                                      171,100     4,985,854
 +Tech Data                                                76,100     3,454,179
                                                                   ------------
                                                                     27,049,762
                                                                   ------------
Technology/Software - 1.50%
 +Datastream Systems                                      330,100     1,947,590
  QAD                                                     205,300     1,691,672
*+SYNNEX                                                  164,100     3,511,740
                                                                   ------------
                                                                      7,151,002
                                                                   ------------
Telecommunications - 1.23%
 +Netgear                                                 356,000     5,838,400
                                                                   ------------
                                                                      5,838,400
                                                                   ------------
Textiles, Apparel & Furniture - 5.18%
 +Carter's                                                 45,300     1,590,030
 *Furniture Brands International                          113,500     2,756,915
 *K Swiss                                                 198,200     5,369,634
  Kellwood                                                145,300     5,057,893
  Phillips-Van Heusen                                      99,600     2,719,080
  Reebok International                                     82,400     3,203,712
  Wolverine World Wide                                    132,700     3,974,365
                                                                   ------------
                                                                     24,671,629
                                                                   ------------
Transportation - 4.45%
  Alexander & Baldwin                                     178,900     7,569,259
*+Continental Airlines Class B                            134,800     1,501,672
 +Kirby                                                   106,800     4,861,536
 +SCS Transportation                                       61,100     1,292,265
  Skywest                                                  93,800     1,785,014
 +Yellow Roadway                                           79,000     4,175,150
                                                                   ------------
                                                                     21,184,896
                                                                   ------------
Utilities - 1.95%
  Black Hills                                              51,300     1,575,423
 +El Paso Electric                                        185,700     3,333,315
  PNM Resources                                           172,500     4,388,400
                                                                   ------------
                                                                      9,297,138
                                                                   ------------
TOTAL COMMON STOCK
  (cost $319,278,818)                                               458,711,142
                                                                   ------------

                                                        Number of     Market
                                                          Shares       Value
EXCHANGE TRADED FUNDS - 1.60%
*iShares Russell 2000 Value Index Fund                     40,200  $  7,619,508
                                                                   ------------
TOTAL EXCHANGE TRADED FUNDS (cost $5,591,158)                         7,619,508
                                                                   ------------
WARRANTS - 0.01%
+Magnum Hunter Resources, exercise
  price $15.00, expiration date 3/21/05                    49,500        30,195
                                                                   ------------
TOTAL WARRANTS (cost $0)                                                 30,195
                                                                   ------------

                                                        Principal
                                                         Amount
REPURCHASE AGREEMENTS - 4.70%
  With BNP Paribas 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $11,695,630 collateralized by
    $10,585,000 U.S. Treasury Bills due
    3/3/05, market value $10,526,351 and
    $1,419,000 U.S. Treasury Bills due
    5/12/05, market value $1,403,927)                 $11,695,000    11,695,000
  With UBS Warburg 1.94% 12/1/04 (dated
    11/30/04, to be repurchased at
    $10,675,575 collateralized by
    $3,558,000 U.S. Treasury Bills due
    12/23/04, market value $3,553,934
    and $7,398,000 U.S. Treasury Bills
    due 4/14/05, market value
    $7,339,104)                                        10,675,000    10,675,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $22,370,000)                                                 22,370,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES BEFORE
  SECURITIES LENDING COLLATERAL - 102.62%
  (cost $347,239,976)                                               488,730,845
                                                                   ------------
SECURITIES LENDING COLLATERAL** - 17.00%
  Banc of America Securities LLC
    2.08% 12/1/04                                      13,073,527    13,073,527
  Barclays London 1.92% 1/31/05                           617,562       617,329
  Bear Stearns 2.12% 3/18/05                            2,781,611     2,783,955
  Beta Finance 2.30% 2/11/05                            2,652,956     2,640,837
  BNP Paribus 2.21% 1/25/05                               623,586       622,665
  Calyon 2.07% 4/19/05                                  3,086,459     3,086,328
  Credit Swiss First Boston NY
    1.60% 12/13/04                                      2,469,521     2,469,316
  Deutsche Bank Financial 2.13% 2/22/05                   617,309       617,484
  Deutsche Bank London 1.96% 12/31/04                   2,469,591     2,469,316
  Fannie Mae 1.94% 12/29/04                             2,461,867     2,457,901
  General Electric Capital 2.12% 2/3/05                   926,036       926,425
  Goldman Sachs Group LP
    1.80% 12/21/04                                      1,419,999     1,419,857
    2.24% 12/8/04                                       1,450,642     1,450,723
  IXIS Corporate & Investment Bank
    2.19% 12/31/04                                      3,086,633     3,086,645
  Landesbank Hessen 2.19% 12/30/04                      3,116,574     3,114,121
  Lehman Holdings 2.13% 12/23/05                        3,101,421     3,101,421
  Merrill Lynch Mortgage Capital
    2.16% 1/12/05                                       2,469,316     2,469,316

STATEMENT                                          DELAWARE SMALL CAP VALUE FUND
  OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

SECURITIES LENDING COLLATERAL** (continued)
  Morgan Stanley
    2.14% 3/10/05                                      $2,469,316 $  2,469,316
    2.21% 1/2/06                                          616,362      617,329
  Nordea Bank New York 2.07% 5/13/05                    3,086,516    3,086,213
  Pfizer 2.02% 1/2/06                                   2,961,897    2,963,179
  Proctor and Gamble 1.83% 1/2/06                       3,084,975    3,086,645
  Rabobank, New York 2.15% 3/2/05                       3,086,620    3,086,258
  Royal Bank of Canada 2.14% 6/27/05                    3,087,033    3,086,107
  Sigma Finance 1.97% 9/30/05                           2,901,797    2,900,782
  Societe Generale
    2.06% 6/14/05                                       1,549,045    1,548,597
    2.15% 12/8/04                                       2,469,114    2,469,161
  Union Bank of Switzerland
    1.13% 12/20/04                                      3,087,564    3,086,645
  Wells Fargo 2.06% 1/2/06                              3,086,645    3,086,645
  Wilmington Trust 2.05% 1/5/05                         3,086,953    3,086,763
                                                                  ------------
TOTAL SECURITIES LENDING COLLATERAL
  (cost $80,980,806)                                                80,980,806
                                                                  ------------

TOTAL MARKET VALUE OF SECURITIES - 119.62%
  (cost $428,220,782)                                              569,711,651++
OBLIGATION TO RETURN SECURITIES LENDING
  COLLATERAL - (17.00%)**                                          (80,980,806)
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (2.62%)                                           (12,468,028)
                                                                  ------------
NET ASSETS APPLICABLE TO 12,237,551 SHARES
  OUTSTANDING - 100.00%                                           $476,262,817
                                                                  ------------

Net Asset Value - Delaware Small Cap Value Fund Class A
  ($270,332,058 / 6,820,227 Shares)                                     $39.64
                                                                        ------
Net Asset Value - Delaware Small Cap Value Fund Class B
  ($111,347,850 / 2,954,133 Shares)                                     $37.69
                                                                        ------
Net Asset Value - Delaware Small Cap Value Fund Class C
  ($66,313,313 / 1,760,051 Shares)                                      $37.68
                                                                        ------
Net Asset Value - Delaware Small Cap Value Fund Class R
  ($4,539,087 / 114,962 Shares)                                         $39.48
                                                                        ------
Net Asset Value - Delaware Small Cap Value Fund
  Institutional  Class ($23,730,509 / 588,178 Shares)                   $40.35
                                                                        ------

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2004:
Shares of beneficial interest
  (unlimited authorization -- no par)                              $278,028,446
Accumulated net realized gain on investments                         56,743,502
Net unrealized appreciation of investments                          141,490,869
                                                                   ------------
Total net assets                                                   $476,262,817
                                                                   ============
 *Fully or partially on loan.

**See Note 7 in "Notes to Financial Statements."

 +Non-income producing security for the year ended November 30, 2004.

++Includes $79,367,960 of securities loaned.

SUMMARY OF ABBREVIATIONS:
REIT - Real Estate Investment Trust

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE SMALL CAP VALUE FUND
Net asset value Class A (A)                                              $39.64
Sales charge (5.75% of offering price, or 6.10% of
  amount invested per share) (B)                                           2.42
                                                                         ------
Offering price                                                           $42.06
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

STATEMENT                                         DELAWARE SMALL CAP VALUE FUND
  OF OPERATIONS                                   Year Ended November 30, 2004

INVESTMENT INCOME:
  Dividends                                                           $5,162,442
  Interest                                                               247,288
  Securities lending income                                              148,267    $5,557,997
                                                                      ----------    ----------

EXPENSES:
  Management fees                                                      3,373,984
  Distribution expenses -- Class A                                       748,880
  Distribution expenses -- Class B                                     1,060,420
  Distribution expenses -- Class C                                       558,236
  Distribution expenses -- Class R                                        18,359
  Dividend disbursing and transfer agent fees and expenses             1,643,616
  Accounting and administration expenses                                 161,158
  Reports and statements to shareholders                                 142,915
  Registration fees                                                       99,214
  Legal and professional fees                                             77,219
  Custodian fees                                                          23,293
  Trustees' fees                                                          19,510
  Taxes (other than taxes on income)                                       7,732
  Pricing Fees                                                               993
  Other                                                                    9,851     7,945,380
                                                                      ----------
  Less expenses paid indirectly                                                         (1,408)
                                                                                   -----------
  Total expenses                                                                     7,943,972
                                                                                   -----------
NET INVESTMENT LOSS                                                                 (2,385,975)
                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                  59,163,709
  Net change in unrealized appreciation/depreciation of investments                 26,597,601
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                     85,761,310
                                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $83,375,335
                                                                                   ===========

See accompanying notes

STATEMENTS                                        DELAWARE SMALL CAP VALUE FUND
  OF CHANGES IN NET ASSETS

                                                                                                  Year Ended
                                                                                            11/30/04         11/30/03
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss                                                                   $  (2,385,975)   $  (2,459,007)
  Net realized gain on investments                                                         59,163,709       31,761,494
  Net change in unrealized appreciation/depreciation of investments                        26,597,601       76,784,485
                                                                                         ------------     ------------
  Net increase in net assets resulting from operations                                     83,375,335      106,086,972
                                                                                         ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments:
    Class A                                                                               (16,080,554)      (5,630,292)
    Class B                                                                                (7,388,227)      (2,772,312)
    Class C                                                                                (3,426,454)      (1,095,652)
    Class R                                                                                  (133,545)              --
    Institutional Class                                                                    (2,199,840)        (599,160)
                                                                                         ------------     ------------
                                                                                          (29,228,620)     (10,097,416)
                                                                                         ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold:
    Class A                                                                                56,360,643       38,257,242
    Class B                                                                                12,292,857       14,676,802
    Class C                                                                                20,538,825       11,886,179
    Class R                                                                                 3,470,893        1,704,178
    Institutional Class                                                                    11,602,459        9,664,752


  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                15,140,871        5,300,403
    Class B                                                                                 6,672,916        2,552,249
    Class C                                                                                 3,179,515        1,028,672
    Class R                                                                                   130,217              --
    Institutional Class                                                                     2,199,835          599,160
                                                                                         ------------     ------------
                                                                                          131,589,031       85,669,637
                                                                                         ------------     ------------

  Cost of shares repurchased:
    Class A                                                                               (72,260,823)     (38,593,243)
    Class B                                                                               (26,208,562)     (20,265,650)
    Class C                                                                               (12,909,856)      (8,899,510)
    Class R                                                                                (1,329,592)         (94,701)
    Institutional Class                                                                   (27,801,757)      (3,704,109)
                                                                                         ------------     ------------
                                                                                         (140,510,590)     (71,557,213)
                                                                                         ------------     ------------
    Increase (decrease) in net assets derived from capital share transactions              (8,921,559)      14,112,424
                                                                                         ------------     ------------
NET INCREASE IN NET ASSETS                                                                 45,225,156      110,101,980

NET ASSETS:
  Beginning of year                                                                       431,037,661      320,935,681
                                                                                         ------------     ------------
  End of year (there was no undistributed net investment income at either year end)      $476,262,817     $431,037,661
                                                                                         ============     ============

See accompanying notes

FINANCIAL
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Small Cap Value Fund Class A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      11/30/04    11/30/03    11/30/02    11/30/01    11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                                  $35.220     $27.120      $29.350     $25.980      $24.680

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                                        (0.105)     (0.136)      (0.060)      0.059        0.091
Net realized and unrealized gain on investments                         6.879       9.079        0.574       4.429        1.594
                                                                      -------     -------      -------     -------      -------
Total from investment operations                                        6.774       8.943        0.514       4.488        1.685
                                                                      -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                      --          --           --      (0.026)      (0.080)
Net realized gain on investments                                       (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
In excess of net realized gain on investments                              --          --           --      (0.045)          --
                                                                      -------     -------      -------     -------      -------
Total dividends and distributions                                      (2.354)     (0.843)      (2.744)     (1.118)      (0.385)
                                                                      -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                        $39.640     $35.220      $27.120     $29.350      $25.980
                                                                      =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                        20.52%      34.17%        1.60%      17.66%        7.04%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                              $270,332    $240,322     $180,696    $182,925     $151,044
Ratio of expenses to average net assets                                 1.54%       1.63%        1.63%       1.58%        1.68%
Ratio of net investment income (loss) to average net assets            (0.30%)     (0.47%)      (0.21%)      0.21%        0.37%
Portfolio turnover                                                        35%         42%          47%         72%          56%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Small Cap Value Fund Class B
------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                  11/30/04    11/30/03     11/30/02   11/30/01     11/30/00

NET ASSET VALUE, BEGINNING OF PERIOD                              $33.820     $26.260      $28.680     $25.520      $24.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                             (0.334)     (0.327)      (0.252)     (0.138)      (0.079)
Net realized and unrealized gain on investments                     6.558       8.730        0.576       4.345        1.564
                                                                  -------     -------      -------     -------      -------
Total from investment operations                                    6.224       8.403        0.324       4.207        1.485
                                                                  -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                   (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
                                                                  -------     -------      -------     -------      -------
Total dividends and distributions                                  (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
                                                                  -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                    $37.690     $33.820      $26.260     $28.680      $25.520
                                                                  =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                    19.69%      33.21%        0.91%      16.83%        6.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $111,348    $107,136      $86,641     $83,648      $58,156
Ratio of expenses to average net assets                             2.24%       2.33%        2.33%       2.28%        2.38%
Ratio of net investment loss to average net assets                 (1.00%)     (1.17%)      (0.91%)     (0.49%)      (0.33%)
Portfolio turnover                                                    35%         42%          47%         72%          56%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                           Delaware Small Cap Value Fund Class C
---------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                11/30/04   11/30/03      11/30/02   11/30/01     11/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                            $33.810     $26.250      $28.670     $25.510      $24.320

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                           (0.333)     (0.326)      (0.251)     (0.135)      (0.079)
Net realized and unrealized gain on investments                   6.557       8.729        0.575       4.342        1.574
                                                                -------     -------      -------     -------      -------
Total from investment operations                                  6.224       8.403        0.324       4.207        1.495
                                                                -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                 (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
                                                                -------     -------      -------     -------      -------
Total dividends and distributions                                (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
                                                                -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                  $37.680     $33.810      $26.250     $28.670      $25.510
                                                                =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                  19.69%      33.22%        0.91%      16.88%        6.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $66,313     $48,453      $34,140     $31,823      $20,822
Ratio of expenses to average net assets                           2.24%       2.33%        2.33%       2.28%        2.38%
Ratio of net investment loss to average net assets               (1.00%)     (1.17%)      (0.91%)     (0.49%)      (0.33%)
Portfolio turnover                                                  35%         42%          47%         72%          56%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------
                                                                   Delaware Small Cap Value Fund Class R
----------------------------------------------------------------------------------------------------------
                                                                       Year Ended   6/2/03(1) to
                                                                        11/30/04      11/30/03
NET ASSET VALUE, BEGINNING OF PERIOD                                     $35.190       $29.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                                    (0.209)       (0.160)
Net realized and unrealized gain on investments                            6.853         6.350
                                                                         -------       -------
Total from investment operations                                           6.644         6.190
                                                                         -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                                          (2.354)           --
                                                                         -------       -------
Total dividends and distributions                                         (2.354)           --
                                                                         -------       -------

NET ASSET VALUE, END OF PERIOD                                           $39.480       $35.190
                                                                         =======       =======

TOTAL RETURN(3)                                                           20.15%        21.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                   $4,539        $1,740
Ratio of expenses to average net assets                                    1.84%         1.97%
Ratio of net investment loss to average net assets                        (0.60%)       (0.97%)
Portfolio turnover                                                           35%           42%

(1) Date of commencement of operations, ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Small Cap Value Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                 11/30/04   11/30/03     11/30/02    11/30/01     11/30/00

NET ASSET VALUE, BEGINNING OF PERIOD                             $35.700     $27.400      $29.540     $26.130      $24.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                                    0.000      (0.050)       0.026       0.144        0.165
Net realized and unrealized gain on investments                    7.004       9.193        0.578       4.458        1.600
                                                                 -------     -------      -------     -------      -------
Total from investment operations                                   7.004       9.143        0.604       4.602        1.765
                                                                 -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                 --          --           --      (0.100)      (0.160)
Net realized gain on investments                                  (2.354)     (0.843)      (2.744)     (1.047)      (0.305)
In excess of net realized gain on investments                         --          --           --      (0.045)          --
                                                                 -------     -------      -------     -------      -------
Total dividends and distributions                                 (2.354)     (0.843)      (2.744)     (1.192)      (0.465)
                                                                 -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                   $40.350     $35.700      $27.400     $29.540      $26.130
                                                                 =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                   20.88%      34.57%        1.88%      18.09%        7.35%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $23,731     $33,387      $19,459     $18,224      $10,992
Ratio of expenses to average net assets                            1.24%       1.33%        1.33%       1.28%        1.38%
Ratio of net investment income (loss) to average net assets        0.00%      (0.17%)       0.09%       0.51%        0.67%
Portfolio turnover                                                   35%         42%          47%         72%          56%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

NOTES                                             DELAWARE SMALL CAP VALUE FUND
  TO FINANCIAL STATEMENTS                         November 30, 2004

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Small-Cap Contrarian Fund, Delaware Small Cap Value Fund, and Delaware Dividend Income Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (NASDAQ), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Through December 31, 2003, certain expenses of the Fund were paid through commission arrangements with brokers. The amount of these expenses was approximately $880 for the year ended November 30, 2004. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2004, were approximately $528. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses.


At November 30, 2004, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC             $293,128
  Dividend disbursing, transfer agent fees,
    accounting and administration fees and
    other expenses payable to DSC                        98,609
  Other expenses payable to DMC and affiliates*          24,005

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit legal, and tax services, registration fees and trustees' fees.

NOTES                                             DELAWARE SMALL CAP VALUE FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

As provided in the investment management agreement the Fund bears the cost of certain legal services expenses, including internal legal services provided to the Fund by DMC employees. For the year ended November 30, 2004, the Fund was charged $17,975 for internal legal services provided by DMC.

For the year ended November 30, 2004, DDLP earned $84,040 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. INVESTMENTS
For the year ended November 30, 2004, the Fund made purchases of $149,104,574 and sales of $180,762,214 of investment securities other than short-term investments.

At November 30, 2004, the cost of investments for federal income tax purposes was $428,242,146. At November 30, 2004, the net unrealized appreciation was $141,469,505 of which $146,023,891 related to unrealized appreciation of investments and $4,554,386 related to unrealized depreciation of investments.

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The tax character of dividends and distributions paid during the years ended November 30, 2004 and 2003 were as follows:

                                                        11/30/04      11/30/03
                                                        --------      --------
  Ordinary Income                                     $ 2,051,867   $        --
  Long-term capital gain                               27,176,753    10,097,416
                                                      -----------   -----------
  Total Distribution                                  $29,228,620   $10,097,416
                                                      -----------   -----------

As of November 30, 2004, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                    $278,028,446
  Undistributed ordinary income                                      12,614,183
  Undistributed long-term capital gain                               44,150,683
  Unrealized appreciation of investments                            141,469,505
                                                                   ------------
  Net assets                                                       $476,262,817
                                                                   ============

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended November 30, 2004, the Fund recorded the following permanent reclassifications. Reclassifications are primarily due to tax treatment of net operating losses. Results of operations and net assets were not affected by these reclassifications.

  Accumulated net investment income (loss)                           $2,385,975
  Accumulated realized gain (loss)                                  $(2,385,975)

The undistributed earnings for the Fund are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                                               Year Ended
                                                           11/30/04    11/30/03
Shares sold:
  Class A                                                 1,612,277   1,317,213
  Class B                                                   368,241     516,373
  Class C                                                   616,133     421,216
  Class R                                                    99,598      52,297
  Institutional Class                                       327,242     327,466

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                   455,639     208,595
  Class B                                                   209,774     103,918
  Class C                                                    99,985      41,901
  Class R                                                     3,923          --
  Institutional Class                                        65,219      23,322
                                                         ----------  ----------
                                                          3,858,031   3,012,301
                                                         ----------  ----------
Shares repurchased:
  Class A                                                (2,071,582) (1,365,058)
  Class B                                                  (791,357)   (752,492)
  Class C                                                  (389,122)   (330,789)
  Class R                                                   (38,022)     (2,834)
  Institutional Class                                      (739,401)   (125,861)
                                                         ----------  ----------
                                                         (4,029,484) (2,577,034)
                                                         ----------  ----------
Net increase (decrease)                                    (171,453)    435,267
                                                         ==========  ==========


For the years ended November 30, 2004 and 2003, 119,383 Class B shares were converted to 113,988 Class A shares valued at $3,975,630 and 76,322 Class B shares were converted to 73,585 Class A shares valued at $2,135,097, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. LINE OF CREDIT
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2004, or at any time during the year.

NOTES                                             DELAWARE SMALL CAP VALUE FUND
  TO FINANCIAL STATEMENTS (CONTINUED)

7. SECURITIES LENDING
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2004, the market value of securities on loan was $79,367,960, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. CREDIT AND MARKET RISK
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2004. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

9. CONTRACTUAL OBLIGATIONS
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2004, the Fund designates distributions paid during the year as follows:

       (A)                  (B)
   Long-Term             Ordinary
   Capital Gains          Income          Total             (C)
   Distributions      Distributions*  Distributions      Qualifying
   (Tax Basis)         (Tax Basis)     (Tax Basis)       Dividends(1)
  ---------------     --------------  -------------      -----------
       93%                  7%            100%              4%

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of the Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $2,197,734 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of the Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V) (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Small Cap Value Fund of Delaware Group Equity Funds V at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         Ernst & Young LLP

Philadelphia, Pennsylvania
January 14, 2005

DELAWARE INVESTMENTS FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                   NUMBER OF            OTHER
                                                                             PRINCIPAL         PORTFOLIOS IN FUND   DIRECTORSHIPS
        NAME,                      POSITION(S)                             OCCUPATION(S)       COMPLEX OVERSEEN        HELD BY
      ADDRESS                      HELD WITH        LENGTH OF TIME            DURING          BY TRUSTEE/DIRECTOR  TRUSTEE/DIRECTOR
   AND BIRTHDATE                     FUND(S)            SERVED             PAST 5 YEARS            OR OFFICER         OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
  JUDE T. DRISCOLL(2)          Chairman, President,    4 Years -           Since August 2000,            75               None
 2005 Market Street              Chief Executive    Executive Officer   Mr. Driscoll has served in
  Philadelphia, PA                Officer, and                         various executive capacities
       19103                        Trustee(4)         1 Year -          at different times at
                                                        Trustee          Delaware Investments(1)

  March 10, 1963
                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                         (June 1998 - August 2000)

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
   WALTER P. BABICH                 Trustee            16 Years             Board Chairman -             92               None
  2005 Market Street                                                Citadel Construction Corporation
   Philadelphia, PA                                                          (1989 - Present)
      19103

  October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   JOHN H. DURHAM                   Trustee            25 Years(3)         Private Investor              92       Trustee - Abington
  2005 Market Street                                                                                               Memorial Hospital
   Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
  August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
   JOHN A. FRY                      Trustee(4)          3 Years              President -                 75            Director -
  2005 Market Street                                                Franklin & Marshall College                    Community Health
   Philadelphia, PA                                                   (June 2002 - Present)                             Systems
     19103
                                                                     Executive Vice President -
   May 28, 1960                                                      University of Pennsylvania
                                                                      (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
   ANTHONY D. KNERR                 Trustee            11 Years        Founder/Managing Director -       92               None
  2005 Market Street                                                  Anthony Knerr & Associates
   Philadelphia, PA                                                      (Strategic Consulting)
      19103                                                                 (1990 - Present)

   December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   NUMBER OF            OTHER
                                                                             PRINCIPAL         PORTFOLIOS IN FUND   DIRECTORSHIPS
        NAME,                      POSITION(S)                             OCCUPATION(S)       COMPLEX OVERSEEN        HELD BY
      ADDRESS                      HELD WITH        LENGTH OF TIME            DURING          BY TRUSTEE/DIRECTOR  TRUSTEE/DIRECTOR
   AND BIRTHDATE                     FUND(S)            SERVED             PAST 5 YEARS            OR OFFICER         OR OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
   ANN R. LEVEN                     Trustee            15 Years       Treasurer/Chief Fiscal Officer -   92          Director and
 2005 Market Street                                                      National Gallery of Art                    Audit Committee
   Philadelphia, PA                                                         (1994 - 1999)                         Chairperson - Andy
       19103                                                                                                       Warhol Foundation

   November 1, 1940                                                                                                    Director -
                                                                                                                      Systemax Inc.
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS F. MADISON                  Trustee            10 Years             President/Chief              92            Director -
 2005 Market Street                                                        Executive Officer -                        Banner Health
 Philadelphia, PA                                                           MLM Partners, Inc.
       19103                                                           (Small Business Investing                       Director -
                                                                              and Consulting)                     CenterPoint Energy
   February 25, 1936                                                    (January 1993 - Present)
                                                                                                                       Director -
                                                                                                                  Digital River Inc.

                                                                                                                       Director -
                                                                                                                  Rimage Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   JANET L. YEOMANS                 Trustee             5 Years           Vice President/Mergers &       92              None
  2005 Market Street                                                   Acquisitions - 3M Corporation
   Philadelphia, PA                                                       (January 2003 - Present)
       19103
                                                                            Ms. Yeomans has held
    July 31, 1948                                                      various management positions
                                                                        at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
   JOSEPH H. HASTINGS               Executive           1 Year            Mr. Hastings has served in     92              None(5)
  2005 Market Street             Vice President                          various executive capacities
   Philadelphia, PA                   and                                   at different times at
      19103                      Chief Financial                            Delaware Investments.
                                    Officer
   December 19, 1949
------------------------------------------------------------------------------------------------------------------------------------
   RICHELLE S. MAESTRO      Executive Vice President,   1 Year             Ms. Maestro has served in     92               None(5)
  2005 Market Street           Chief Legal Officer                       various executive capacities
   Philadelphia, PA              and Secretary                               at different times at
      19103                                                                   Delaware Investments.

   November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
   MICHAEL P. BISHOF           Senior Vice President    8 Years            Mr. Bishof has served in      92               None(5)
  2005 Market Street               and Treasurer                         various executive capacities
   Philadelphia, PA                                                          at different times at
      19103                                                                   Delaware Investments.

   August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Hastings, Mr. Bishof and Ms. Maestro also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Small Cap Value Fund, but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                       CONTACT INFORMATION
JUDE T. DRISCOLL                             JOSEPH H. HASTINGS                        INVESTMENT MANAGER
Chairman                                     Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds         Chief Financial Officer                   Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                          NATIONAL DISTRIBUTOR
WALTER P. BABICH                                                                       Delaware Distributors, L.P.
Board Chairman                               RICHELLE S. MAESTRO                       Philadelphia, PA
Citadel Construction Corporation             Executive Vice President,
King of Prussia, PA                          Chief Legal Officer and Secretary         SHAREHOLDER SERVICING, DIVIDEND
                                             Delaware Investments Family of Funds      DISBURSING AND TRANSFER AGENT
JOHN H. DURHAM                               Philadelphia, PA                          Delaware Service Company, Inc.
Private Investor                                                                       2005 Market Street
Gwynedd Valley, PA                           MICHAEL P. BISHOF                         Philadelphia, PA 19103-7094
                                             Senior Vice President and Treasurer
JOHN A. FRY                                  Delaware Investments Family of Funds      FOR SHAREHOLDERS
President                                    Philadelphia, PA                          800 523-1918
Franklin & Marshall College
Lancaster, PA                                                                          FOR SECURITIES DEALERS AND FINANCIAL
                                                                                       INSTITUTIONS REPRESENTATIVES ONLY
ANTHONY D. KNERR                                                                       800 362-7500
Managing Director
Anthony Knerr & Associates                                                             WEB SITE
New York, NY                                                                           www.delawareinvestments.com

ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

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The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

(9090)                                                       Printed in the USA
AR-021 [11/04] IVES 1/05                                                  J9926

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $59,550 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $50,560 for the fiscal year ended November 30, 2003.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $164,700 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.



--------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $162,700 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the Fund's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $5,250 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $3,750 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended November 30, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser(s) and other service providers under common control with the adviser(s) were $357,709 and $289,350 for the Registrant's fiscal years ended November 30, 2004 and November 30, 2003, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP EQUITY FUNDS V


         Jude T. Driscoll
---------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    February 3, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
---------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    February 3, 2005


         Joseph H. Hastings
---------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    February 3, 2005